UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05410

Saba Capital Income & Opportunities Fund

(Exact name of registrant as specified in charter)

405 Lexington Avenue, 58th Floor

New York, New York 10174

(Address of principal executive offices) (Zip code)

Michael D’Angelo

Saba Capital Income & Opportunities Fund

405 Lexington Avenue

New York, New York 10174

(Name and address of agent for service)

Copies to:

John J. Mahon, Esq.

Schulte Roth & Zabel LLP

901 Fifteenth Street, NW, Suite 800

Washington, DC 20005

Registrant’s telephone number, including area code: (212) 542-4644

Date of fiscal year end: October 31

Date of reporting period: March 1, 2021 – October 31, 2021

Item 1. Reports to Stockholders.

(a)

Saba Capital

Saba Capital Income & Opportunities Fund

October 31, 2021

Annual Report

This report is submitted for general information to shareholders. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

Shareholder Letter	1
Performance Update	3
Report of Independent Registered Public Accounting Firm	5
Schedule of Investments	6
Statement of Assets and Liabilities	26
Statement of Operations	27
Statements of Changes in Net Assets	28
Statements of Cash Flows	29
Financial Highlights	30
Notes to Financial Statements	32
Additional Information	42
Trustees and Officers	43

Saba Capital Income & Opportunities Fund (Unaudited)	Shareholder Letter
October 31, 2021

December 23, 2021

Dear Shareholders,

Thank you for your interest in the Saba Capital Income & Opportunities Fund (the “Fund”). We are pleased to provide you with a markets review as well as share our current investment strategy and outlook for the months ahead.

At the special meeting held in May, shareholders resoundingly approved Saba Capital Management L.P. (“Saba Capital”) as the Fund’s new investment advisor. Saba Capital is a registered investment advisor managing $3.8 billion across four core strategies: Credit Relative Value, Special Purpose Acquisition Corporations (“SPACs”), Closed-End Funds, and Tail Hedging. We are recognized for our ability to navigate turbulent markets and have a strong track record of identifying asset mis-pricings and special opportunities. This year, Risk.net named Saba Capital “Hedge Fund of the Year”.

We are excited to bring our institutional approach to the Fund’s shareholder base. In connection with becoming investment advisor on June 4, 2021, Saba Capital broadened the Fund's investment strategy from solely owning high-yield loans to investing in high-yield and investment grade bonds, SPACs, closed-end funds and other investments.

An expanded mandate is valuable not only because of what investments can be added, but also because of what can be reduced. To that end, in our first few months as advisor, Saba Capital slashed the Fund's 75% exposure to high-yield loans rated single B or below because we believed a yield of 3 to 4% was insufficient reward for taking risks to companies with ‘junk’ ratings from Moody’s and S&P. In our view, the sales were also compelling because the Fund simultaneously bought a diversified pool of SPACs yielding 2 to 4%. As SPACs are only permitted to hold AAA rated U.S. Treasury Bills until they consummate a merger, the switch resulted in an increase in credit quality from junk to AAA with no loss of yield, while adding optionality for capital appreciation from successful SPAC acquisitions. Loans have little to no room to rise in price from current levels, so this switch also supports the Fund's new secondary focus on capital appreciation.

Performance Summary

The Fund declared $0.17 in dividends from the period from March 1, 2021 to October 31, 2021. Based on the average month-end net asset value ("NAV") per share price of $4.93, the annualized distribution rate was 4.5%. In July, the Fund implemented a managed distribution plan of 8% per annum, which was increased to 12% per annum on December 20, 2021.

Since Saba Capital became the Fund’s new investment advisor on June 4th, the Fund’s total return was 2.62% based on NAV and 3.03% based on price, versus a total return of the iBoxx USD Liquid High-Yield Index of 1.23%.

Markets Review

High-yield loan and bond prices increased throughout the Fund’s fiscal year and peaked in September. Gains were fueled by the year’s economic recovery, better-than-expected corporate earnings and historically low default rates. These tailwinds and investors' search for yield led HYG - the benchmark ETF for high-yield bonds - to reach its lowest yield in history. Inflation pressures remain a significant risk for the markets with the Consumer Price Index increasing by 6.2% year-over-year in October, the biggest increase in 30 years. The removal of the word “transitory” from the Federal Reserve Open Market Committee's expectation for inflation recently led to a hawkish shift in the posture of a number of members of the committee, including Fed Chairman Powell.

In addition to a rise in global inflation, the Omicron variant, continued supply chain headwinds, distress in the Chinese property sector and military tension in Ukraine leave us with a cautious outlook on markets when contrasted with the near record prices for many risk assets. As a consequence, the Fund lowered its leverage ratio from 28% (as of the Fund’s semi-annual report, dated August 31, 2020) to zero as of October 31, 2021. Saba Capital aims to utilize leverage in a more opportunistic manner.

Current Portfolio and Strategy

SPACs – The market continues to see robust issuance, with 174 different initial public offerings (“IPOs”) representing $34.8 billion in value issued between June 4 – Saba Capital's inception date as the Fund's advisor – and the Fund's fiscal year end of October 31, 2021. As a result of this large supply, as well as demand for the valuable warrants given to SPAC IPO investors, there are 231 SPACs with an aggregate trust value of $49 billion with yield-to-maturities above 2%, with some topping 5%. Despite the competition among SPACs, their sponsors continue to find some attractive business combinations as demonstrated by SNII/Rigetti Computing, GGPI/Polestar and XPDI/Core Scientific. The positive performance of these SPACs upon deal announcement provided capital gains on top of the ultra-safe yield. As of the end of October, the Fund had 46.5% of its AUM in SPACs with an average maturity of 14 months. All de-SPAC events will shorten the maturity and increase the yield from its current level of approximately 2%.

Annual Report | October 31, 2021	1

Saba Capital Income & Opportunities Fund (Unaudited)	Shareholder Letter
October 31, 2021

We are continuously looking for ways to improve and modernize the Fund’s investment strategy. In this spirit, a portion of the Fund’s SPAC exposure is devoted to innovative investments, such as, in blockchain, cryptocurrencies, digital finance, electric and autonomous vehicles. Some examples include our investments in Gores Guggenheim Inc. (NASDAQ: GGPI), Blue Safari Acquisition Group (NASDAQ: BSGA), Crypto 1 Acquisition Corp (NASDAQ: DAOOU), and Blockchain Co-investors Acquisition Corp (NASDAQ: BCSAU). We are so excited to be able to have exposure to the evolving economy through the safety of the SPAC product which is invested in AAA U.S. Treasury Bills until the de-SPAC date. It is noteworthy that between announcement date and de-SPAC date, some SPACs have had their largest gains, while investors retained the principal protection of the trust value. We believe this is a unique combination and an opportunity that deserves our vigorous attention. As recently as February 2021, SPACs were trading at a premium to trust value, and therefore there was a negative yield – quite a difference from the current landscape.

Closed-End Funds – Though the majority of these exchange listed funds are currently trading at narrow discounts to NAV, Saba Capital continues to find attractive investments for the Fund. For example, in the August 31, 2021 holdings report, the Fund disclosed Guggenheim Enhanced Equity Income Fund (NYSE: GPM) as its largest position. GPM generated a 2021 return of 48.44% as of August 31, 2021 and received shareholder approval during fourth quarter for a NAV merger into GOF, another Guggenheim Closed-End fund trading at a premium of 20%.

High-Yield and Investment Grade bonds and loans – Since the transition of the Fund’s investment mandate, Saba Capital has strategically decreased the Fund’s exposure to floating rate loans. While high-yield and investment grade bonds and loans are expected to be a core allocation for the Fund, we will wait for a more attractive entry point to regrow the Fund’s allocation to this asset class.

Managed Distribution Plan

In an effort to reduce the discount between the Fund’s share price and its NAV, the Fund’s Board of Trustees recently announced an increase in the managed distribution from an annual fixed rate of 8% to an annual fixed rate of 12%. This significant increase will position the Fund amongst the highest yielding CEFs. Our internal study of premiums/discounts and NAV yields displayed a strong correlation. Of 33 CEFs with NAV yields of 10% or greater, the median premium to NAV was 5% or more, with only two trading at discounts greater than one percent.

Conclusion

We are pleased with the results to date and with the pace of transforming the portfolio. In the New Year we look forward to continuing to search for investment opportunities with the goal of creating long-term value for all shareholders. We are grateful for your trust and support.

If you have any questions about the Fund, please visit our website at www.sabacef.com.

Boaz R Weinstein

Founder & Chief Investment Officer

Saba Capital Management, LP

2

Saba Capital Income & Opportunities Fund	Performance Update
October 31, 2021

Average Annual Total Returns (as of October 31, 2021)

	1 Year	3 Year	5 Year	10 Year
Returns at NAV	8.65%	0.99%	2.39%	4.73%
Returns at Market Value	16.37%	4.80%	2.99%	4.91%
iShares iBoxx $ High Yield Corporate Bond ETF (HYG)(a)	8.59%	6.07%	5.29%	5.44%
S&P/LSTA Leveraged Loan Index(b)	8.47%	4.25%	4.47%	4.64%

Returns for the period since Saba Capital Management began managing the Fund on June 4, 2021 are at NAV 2.62% and at market value 3.03%.

Comparison of the Change in Value of a $10,000 Investment

At the special meeting that occurred on May 21st, shareholders voted to approve a new investment advisor as well as to approve the removal of certain fundamental policies of the Fund, in order to provide greater investment flexibility. Accordingly, the investment adviser also felt it was appropriate to transition the fund's benchmark to a benchmark that serves as better comparison with the funds new mandate.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that a shareholder's shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by visiting www.sabacef.com.

(a)	iShares iBoxx High Yield Corporate Bond ETF is an exchange-traded fund incorporated in the USA. The ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds.
(b)	S&P Leveraged Loan Indexes (S&P LL indexes) are capitalization-weighted syndicated loan indexes based upon market weightings, spreads and interest payments. The S&P/LSTA Leveraged Loan Index (LLI) covers the U.S. market back to 1997 and currently calculates on a daily basis. The S&P/LSTA Leveraged Loan 100 Index (LL100) dates back to 2002 and is a daily tradable index for the U.S. market that seeks to mirror the market-weighted performance of the largest institutional leveraged loans, as determined by criteria. Its ticker on Bloomberg is SPBDAL. These indexes are run in partnership between S&P and the Loan Syndications & Trading Association, the loan market’s trade group.

Annual Report | October 31, 2021	3

Saba Capital Income & Opportunities Fund	Performance Update
October 31, 2021

Top Ten Holdings (as a % of Net Assets)(c)

Adtalem Global Education, Inc.	1.46%
Peer Holding III B.V.	1.00%
Mudrick Capital Acquisition Corp. II	0.98%
Carnival Corporation TLB 1L	0.83%
Miller/Howard High Dividend Fund	0.82%
Hub International, Ltd.	0.72%
Salient Midstream & MLP Fund	0.71%
Gores Holdings VII, Inc.	0.70%
AssuredPartners, Inc.	0.70%
USI, Inc.	0.68%
Top Ten Holdings	8.60%

Portfolio Composition (Unaudited) (as a % of Net Assets)(c)

(c)	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

4

Report of Independent Registered
Saba Capital Income & Opportunities Fund	Public Accounting Firm

To the Shareholders and Board of Trustees of Saba Capital Income & Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Saba Capital Income & Opportunities Fund (the “Fund”), including the schedule of investments, as of October 31, 2021, and the related statements of operations and cash flows for the period from March 1, 2021 to October 31, 2021, the statements of changes in net assets for the year ended February 28, 2021 and the period from March 1, 2021 to October 31, 2021, the financial highlights for each of the two years ended February 28, 2021 and the period from March 1, 2021 to October 31, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2021, and the results of its operations and its cash flows for the period then ended, the changes in its net assets for the year ended February 28, 2021 and the period from March 1, 2021 to October 31, 2021 and its financial highlights for each of the two years ended February 28, 2021 and the period from March 1, 2021 to October 31, 2021 in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the three years in the period ended February 28, 2019 were audited by other auditors whose report dated April 26, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of Saba Capital Income and Opportunities Fund since 2019.

New York, New York

December 23, 2021

Annual Report | October 31, 2021	5

Saba Capital Income & Opportunities Fund	Schedule of Investments
October 31, 2021

	Principal Amount	Fair Value
CORPORATE BONDS-5.93%
Banks - 2.03%

Credit Suisse AG, 7.624% (Variable Rate), 07/31/2030	$10,000	$10,003
Credit Suisse AG, 7.624% (Variable Rate), 10/30/2030	420,000	442,805
Morgan Stanley, 5.718% (Variable Rate), 04/30/2030	25,000	24,039
Morgan Stanley, 7.624% (Variable Rate), 07/31/2030	80,000	75,780
Morgan Stanley, 6.671% (Variable Rate), 10/30/2030	80,000	83,392
Morgan Stanley, 3.780% (Variable Rate), 09/26/2033	428,000	395,414
Morgan Stanley, 3.812% (Variable Rate), 10/31/2033	266,000	238,424
Morgan Stanley, 3.812% (Variable Rate), 02/28/2034	478,000	438,843
Morgan Stanley, 3.812% (Variable Rate), 03/31/2034	276,000	247,507
Morgan Stanley, 3.812% (Variable Rate), 03/31/2034	26,000	23,148
Morgan Stanley, 3.812% (Variable Rate), 04/30/2034	66,000	55,979
Morgan Stanley, 3.812% (Variable Rate), 05/30/2034	89,000	77,860
Morgan Stanley, 4.765% (Variable Rate), 06/30/2034	460,000	412,787
Morgan Stanley, 3.812% (Variable Rate), 07/31/2034	25,000	22,994
Morgan Stanley, 4.725% (Variable Rate), 08/29/2034	161,000	146,507
Morgan Stanley, 4.725% (Variable Rate), 08/29/2034	10,000	8,859
Morgan Stanley, 4.765% (Variable Rate), 09/30/2034	88,000	78,376
Morgan Stanley, 6.671% (Variable Rate), 09/30/2034	231,000	224,023
Morgan Stanley, 7.070% (Variable Rate), 10/08/2034	32,000	29,943
Morgan Stanley, 4.765% (Variable Rate), 10/31/2034	103,000	97,608
Morgan Stanley, 4.765% (Variable Rate), 10/31/2034	181,000	171,874
Morgan Stanley, 6.671% (Variable Rate), 10/31/2034	357,000	345,806
Morgan Stanley, 4.725% (Variable Rate), 11/28/2034	25,000	22,398
Morgan Stanley, 6.615% (Variable Rate), 11/28/2034	231,000	232,021
Morgan Stanley, 4.765% (Variable Rate), 01/30/2035	175,000	163,339
Morgan Stanley, 7.624% (Variable Rate), 01/30/2035	69,000	67,010
Morgan Stanley, 4.725% (Variable Rate), 02/27/2035	36,000	34,148
Morgan Stanley, 4.765% (Variable Rate), 03/31/2035	114,000	106,590
Morgan Stanley, 5.718% (Variable Rate), 03/31/2035	527,000	510,967
Morgan Stanley, 9.450% (Variable Rate), 02/29/2036	61,000	59,281
Morgan Stanley, 9.450% (Variable Rate), 04/28/2036	10,000	10,500
Morgan Stanley, 9.530% (Variable Rate), 06/30/2036	40,000	39,606
Morgan Stanley, 9.000% (Variable Rate), 08/31/2036	2,289,000	2,334,642
Morgan Stanley, 9.000% (Variable Rate), 09/30/2036	40,000	41,520
Morgan Stanley, 9.000% (Variable Rate), 11/29/2036	103,000	106,941
Morgan Stanley, 9.000% (Variable Rate), 01/31/2037	224,000	215,607
Morgan Stanley, 9.000% (Variable Rate), 03/31/2037	747,000	789,952
Morgan Stanley, 9.000% (Variable Rate), 04/28/2037	40,000	40,207
Morgan Stanley, 9.000% (Variable Rate), 05/31/2037	25,000	26,337
Morgan Stanley, 9.000% (Variable Rate), 08/31/2037	58,000	58,006
		8,511,043
Consumer Services - 1.46%

Adtalem Global Education, Inc., 5.500%, 03/01/2028(a)	6,050,000	6,125,625
		6,125,625

6

Saba Capital Income & Opportunities Fund	Schedule of Investments
October 31, 2021

	Principal Amount	Fair Value
Entertainment Content - 0.42%

Diamond Sports Group LLC / Diamond Sports Finance Co., 12.750%, 12/01/2026(a)	$2,750,000	$1,760,000
		1,760,000
Food - 0.19%

Post Holdings, Inc., 5.500%, 12/15/2029(a)	750,000	801,563
		801,563
Internet Media & Services - 0.64%

Uber Technologies, Inc., 6.250%, 01/15/2028(a)	2,500,000	2,693,750
		2,693,750
Real Estate Owners & Developers - 0.44%

China Evergrande Group, 8.250%, 03/23/2022	5,000,000	1,575,500
China Evergrande Group, 7.500%, 06/28/2023	1,000,000	252,500
		1,828,000
Specialty Finance - 0.54%

PennyMac Financial Services, Inc., 5.375%, 10/15/2025(a)	1,250,000	1,295,313
PennyMac Financial Services, Inc., 5.750%, 09/15/2031(a)	1,000,000	986,250
		2,281,563
Steel - 0.21%

AK Steel Corp., 7.000%, 03/15/2027	880,000	902,000
		902,000
TOTAL CORPORATE BONDS		24,903,544
(Cost $25,808,617)

SENIOR LOANS-35.97%
Advertising & Marketing - 0.50%

Terrier Media Buyer, Inc., First Lien 2021 B Term Loan, 1M US L + 3.50%, 12/17/2026	2,109,811	2,104,410
		2,104,410
Apparel & Textile Products - 0.09%

New Trojan Parent, Inc., First Lien Term Loan, 3M US L + 3.25%, 01/06/2028	359,100	358,576
		358,576
Asset Management - 1.57%

Advisor Group Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 4.50%, 07/31/2026	476,364	477,283
Blucora, Inc., First Lien Term Loan, 3M US L + 4.00%, 05/22/2024	504,587	505,848
NFP Corp., First Lien Closing Date Term Loan, 1M US L + 3.25%, 02/15/2027	2,770,263	2,740,829
USI, Inc., First Lien Term Loan, 3M US L + 3.00%, 05/16/2024	2,881,800	2,864,034
		6,587,994

Annual Report | October 31, 2021	7

Saba Capital Income & Opportunities Fund	Schedule of Investments
October 31, 2021

	Principal Amount	Fair Value
Automotive - 0.60%

American Axle & Manufacturing, Inc., First Lien Term Loan, 1M US L + 2.25%, 04/06/2024	$631,438	$631,438
Holley Purchaser, Inc., First Lien Term Loan, 1M US L + 5.00%, 10/26/2025	743,747	746,536
Truck Hero, Inc., First Lien Initial Term Loan, 1M US L + 3.25%, 01/31/2028	1,139,275	1,135,715
		2,513,689
Banks - 0.18%

Aretec Group, Inc., First Lien Term Loan, 1M US L + 4.25% (Variable Rate), 10/01/2025	482,560	482,560
VFH Parent LLC, First Lien Term Loan, 1M US L + 3.00% (Variable Rate), 03/01/2026	261,181	260,956
		743,516
Business Equipment & Services - 0.39%

Intrado Corp., First Lien Term Loan, 3M US L + 3.50%, 10/10/2024	859,311	842,485
Intrado Corp., First Lien Initial B Term Loan, 3M US L + 4.00%, 10/10/2024	809,446	796,503
		1,638,988
Cable & Satellite - 0.55%

Radiate HoldCo LLC, First Lien B Term Loan, 1M US L + 3.50%, 09/25/2026	2,330,664	2,327,622
		2,327,622
Chemicals - 0.47%

Ascend Performance Materials Operations LLC, First Lien 2021 Refinancing Term Loan, 3M US L + 4.75%, 08/27/2026	406,433	410,968
CPC Acquisition Corp., First Lien Initial Term Loan, 3M US L + 3.75%, 12/29/2027	393,025	393,025
CPC Acquisition Corp., Second Lien Initial Term Loan, 3M US L + 7.75%, 12/29/2028	175,000	175,656
HB Fuller Co., First Lien Term Loan, 1M US L + 2.00%, 10/20/2024	145,837	146,020
Polar US Borrower LLC, First Lien Term Loan, 3M US L + 4.75%, 10/16/2025	834,938	835,632
		1,961,301
Commercial Support Services - 0.79%

Amentum Government Services Holdings LLC, First Lien Term Loan, 1M US L + 3.50%, 01/31/2027	535,088	534,197
GFL Environmental, Inc., First Lien Term Loan, 3M US L + 3.00%, 05/31/2025	957,420	960,412
Northstar Group Services, Inc., First Lien Term Loan, 1M US L + 5.50%, 11/12/2026	623,094	625,041
RR Donnelley & Sons Co., First Lien Term Loan, 1M US L + 5.00%, 01/15/2024	1,201,265	1,203,067
		3,322,717
Consumer Services - 0.45%

HGIM Corp., First Lien Term Loan, 3M US L + 6.00%, 07/02/2023	1,339,535	1,031,442
KUEHG Corp, First Lien B-3 Term Loan, 3M US L + 3.75%, 02/21/2025	876,679	870,161
		1,901,603
Containers & Packaging - 1.99%

Charter Next Generation, Inc., First Lien Initial (2021) Term Loan, 1M US L + 3.75%, 12/01/2027	1,809,321	1,816,242

8

Saba Capital Income & Opportunities Fund	Schedule of Investments
October 31, 2021

	Principal Amount	Fair Value
Flex Acquisition Co., Inc., First Lien Term Loan, 3M US L + 3.00%, 06/29/2025	$2,738,396	$2,720,500
Flex Acquisition Company, Inc., First Lien 2021 Specified Refinancing Term Loan, 3M US L + 3.50%, 03/02/2028	945,204	943,824
Graham Packaging Co., Inc., First Lien Term Loan, 1M US L + 3.00%, 08/04/2027	437,446	436,973
Mauser Packaging Solutions Holding Company, First Lien Initial Term Loan, 1M US L + 3.25%, 04/03/2024	1,532,412	1,494,585
Pactiv Evergreen, Inc., First Lien Tranche B-2 U.S. Term Loan, 1M US L + 3.25%, 02/05/2026	937,913	933,354
		8,345,478
Electric Utilities - 0.18%

Nautilus Power LLC, First Lien Term Loan, 1M US L + 4.25%, 05/16/2024	862,197	764,122
		764,122
Electrical Equipment - 0.04%

Energy Acquisition LP, First Lien Initial Term Loan, 3M US L + 4.25%, 06/26/2025	157,616	156,572
		156,572
Engineering & Construction - 0.51%

Fluidra Finco SL, First Lien Term Loan, 1M EUR L + 2.00%, 07/02/2025	560	647
MX Holdings US, Inc., First Lien Term Loan, 1M US L + 2.50%, 07/25/2025	1,460,372	1,458,393
Rockwood Service Corp., First Lien Term Loan, 1M US L + 4.00%, 01/23/2027	375,511	375,746
Service Logic Acquisition, Inc., First Lien Term Loan, 3M US L + 4.00%, 10/29/2027	266,210	267,708
Service Logic Acquisition, Inc., First Lien Term Loan, 3M US L + 4.00%, 10/29/2027	28,242	28,400
		2,130,894
Entertainment Content - 0.34%

Alchemy Copyrights LLC, First Lien Term Loan, 1M US L + 3.00%, 08/14/2027	281,905	282,610
Univision Communications, Inc., First Lien Term Loan, 1M US L + 2.75%, 03/15/2024	1,144,804	1,145,640
		1,428,250
Food - 0.54%

Atkins Nutritionals Holdings, Inc., First Lien Term Loan, 1M US L + 3.75%, 07/07/2024	423,452	426,232
CHG PPC Parent LLC, First Lien Term Loan, 1M US L + 2.75%, 03/30/2025	203,209	202,193
H-Food Holdings LLC, First Lien Initial Term Loan, 1M US L + 3.6875%, 05/23/2025	1,659,903	1,653,529
		2,281,954
Food Service - 0.23%

IRB Holding Corp., First Lien Fourth Amendment Incremental Term Loan, 3M US L + 3.25%, 12/15/2027	982,575	983,720
		983,720
Food/Drug Retailers - 0.47%

Moran Foods LLC, First Lien -2020 Term Loan, 3M US L + 7.00%, 04/01/2024	896,115	920,890
Moran Foods, LLC TLA, Second Lien Term Loan, 3M US L + 10.75%, 10/01/2024	1,195,468	1,040,263
		1,961,153

Annual Report | October 31, 2021	9

Saba Capital Income & Opportunities Fund	Schedule of Investments
October 31, 2021

	Principal Amount	Fair Value
Health Care - 1.89%

Accelerated Health Systems LLC, First Lien Term Loan, 1M US L + 3.50%, 11/01/2025	$322,098	$320,890
Bausch Health Companies, Inc., First Lien Initial Term Loan, 1M US L + 3.00%, 06/02/2025	2,687,851	2,684,786
Cano Health LLC, First Lien Initial Term Loan, 3M US L + 4.50%, 11/23/2027	82,863	82,966
Endo Luxembourg Finance Company I S.a r.l., First Lien 2021 Term Loan, 3M US L + 5.00%, 03/27/2028	685,419	670,186
Envision Healthcare Corp., First Lien Initial Term Loan, 1M US L + 3.75%, 10/10/2025	2,310,099	1,920,997
eResearchTechnology, Inc., First Lien Initial Term Loan, 1M US L + 4.50%, 02/04/2027	268,640	270,170
LifeScan Global Corp., First Lien Term Loan, 3M US L + 6.00%, 10/01/2024	648,108	645,136
Medical Solutions Holdings, Inc., First Lien Term Loan, 1M US L + 4.50%, 06/14/2024	396,594	397,750
Ortho-Clinical Diagnostics SA, First Lien Term Loan, 1M US L + 3.00%, 06/30/2025	491,971	492,279
Unified Women’s Healthcare LP, First Lien Initial Term Loan, 1M US L + 4.25%, 12/20/2027	436,425	437,571
		7,922,731
Home & Office Products - 0.13%

Weber-Stephen Products LLC, First Lien Initial B Term Loan, 1M US L + 3.25%, 10/30/2027	534,755	536,539
		536,539
Home Construction - 0.05%

CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US L + 3.75%, 11/23/2027	228,850	227,789
		227,789
Household Products - 0.40%

Parfums Holding Co., Inc., First Lien Term Loan, 1M US L + 4.00%, 06/30/2024	1,663,283	1,660,164
		1,660,164
Industrial Intermediate Prod - 0.53%

Gates Global LLC, First Lien Term Loan, 1M US L + 2.50%, 03/31/2027	1,817,577	1,815,396
Werner FinCo LP, First Lien Term Loan, 3M US L + 4.00%, 07/24/2024	427,705	428,774
		2,244,170
Industrial Support Services - 0.25%

Gloves Buyer, Inc., First Lien Term Loan, 1M US L + 3.75%, 01/06/2028	313,425	313,916
Yak Access LLC, First Lien Term Loan, 3M US L + 5.00%, 07/11/2025	850,974	722,264
		1,036,180
Insurance - 2.97%

Acrisure LLC, First Lien 2020 Term Loan, 3M US L + 3.50%, 02/15/2027	2,718,986	2,687,718
Alliant Holdings Intermediate LLC, First Lien 2018 Initial Term Loan, 1M US L + 3.25%, 05/09/2025	2,403,375	2,385,974
AssuredPartners, Inc., First Lien 2020 February Refinancing Term Loan, 1M US L + 3.50%, 02/12/2027	2,945,286	2,929,337
Asurion LLC, Second Lien New B-3 Term Loan, 1M US L + 5.25%, 01/31/2028	500,000	498,705

10

Saba Capital Income & Opportunities Fund	Schedule of Investments
October 31, 2021

	Principal Amount	Fair Value
BroadStreet Partners, Inc., First Lien Term Loan, 1M US L + 3.00%, 01/27/2027	$931,404	$921,364
Hub International, Ltd., First Lien Initial Term Loan, 3M US L + 2.75%, 04/25/2025	3,052,522	3,021,997
		12,445,095
Internet Media & Services - 0.32%

Arches Buyer, Inc., First Lien Refinancing Term Loan, 1M US L + 3.25%, 12/06/2027	431,738	430,388
Research Now Group, Inc., First Lien Initial Term Loan, 3M US L + 5.50%, 12/20/2024	906,950	897,800
		1,328,188
Leisure Facilities & Services - 4.48%

24 Hour Fitness Worldwide, Inc., First Lien Term Loan, 3M US L + 5.00%, 12/29/2025	267,340	199,970
AMC Entertainment Holdings, Inc., First Lien B-1 Term Loan, 1M US L + 3.00%, 04/22/2026	939,964	869,274
Aristocrat Leisure, Ltd., First Lien Initial Term Loan, 3M US L + 3.75%, 10/19/2024	1,710,810	1,717,046
Caesars Resort Collection LLC, First Lien B Term Loan, 1M US L + 2.75%, 12/23/2024	2,604,620	2,595,217
Carnival Corporation TLB 1L, First Lien Term Loan, %, 10/06/2028	3,500,000	3,501,102
ClubCorp Holdings, Inc., First Lien B Term Loan, 3M US L + 2.75%, 09/18/2024	902,853	854,041
Crown Finance US, Inc., First Lien Initial B-1 Term Loan, 3M US L + 7.00 (PIK Rate 8.25%, Cash Rate 7.00%)%, 05/23/2024(b)	10,803	13,114
Fitness International LLC, First Lien Term Loan, 3M US L + 3.25%, 04/18/2025	1,509,884	1,408,065
Golden Nugget LLC, First Lien Term Loan, 3M US L + 2.50%, 10/04/2023	2,030,988	2,023,463
Hilton Worldwide Finance LLC, First Lien Term Loan, 1M US L + 1.75%, 06/21/2026	297,475	295,494
IRB Holding Corp., First Lien 2020 Replacement B Term Loan, 3M US L + 2.75%, 02/05/2025	1,491,197	1,489,408
NPC International, Inc., Second Lien Initial Term Loan, 1M US L + 0.00%, 04/18/2025	605,000	12,100
Portillo's Holdings LLC, First Lien Term Loan, 1M US L + 5.50%, 12/06/2024	706,723	708,490
Scientific Games International, Inc., First Lien Initial B-5 Term Loan, 1M US L + 2.75%, 08/14/2024	2,747,201	2,739,549
Tacala Investment Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 02/05/2027	370,391	370,161
		18,796,494
Machinery - 0.87%

ASP Navigate Acquisition Corp., First Lien Initial Term Loan, 3M US L + 4.50%, 10/06/2027	431,738	432,549
CPM Holdings, Inc., First Lien Term Loan, 1M US L + 3.50%, 11/15/2025	365,859	364,762
Granite US Holdings Corp., First Lien Term Loan, 3M US L + 4.00%, 09/30/2026	921,888	921,888
Star US Bidco LLC, First Lien Initial Term Loan, 1M US L + 4.25%, 03/17/2027	441,523	443,730
Welbilt, Inc., First Lien Term Loan, 1M US L + 2.50%, 10/23/2025	1,500,000	1,496,250
		3,659,179
Metals & Mining - 0.29%

Covia Holdings LLC, First Lien Term Loan, 3M US L + 4.00%, 07/31/2026	856,228	854,893
NeuStar, Inc., First Lien Term Loan, 1M US L + 3.50%, 08/08/2024	367,355	367,900
		1,222,793
Oil & Gas Producers - 0.52%

EG Group, Ltd., First Lien Additional Facility Term Loan, 3M US L + 4.00%, 02/07/2025	1,703,904	1,700,445

Annual Report | October 31, 2021	11

Saba Capital Income & Opportunities Fund	Schedule of Investments
October 31, 2021

	Principal Amount	Fair Value
GMP Borrower LLC Term, First Lien Term Loan, 1M US L + 4.50%, 10/28/2027	$171,873	$156,404
Lucid Energy Group II Borrower, LLC, First Lien Term Loan, 1M US L + 3.00%, 02/19/2025	310,061	308,382
		2,165,231
Oil & Gas Services & Equip - 0.32%

US Silica Co., First Lien Term Loan, 1M US L + 4.00%, 05/01/2025	1,375,396	1,351,326
		1,351,326
Publishing & Broadcasting - 1.42%

Clear Channel Outdoor Holdings, Inc., First Lien B Term Loan, 3M US L + 3.50%, 08/21/2026	1,936,443	1,908,393
Cumulus Media New Holdings, Inc., First Lien Initial Term Loan, 1M US L + 3.75%, 03/31/2026	666,798	667,451
Entercom Media Corp., First Lien Term Loan, 1M US L + 2.50%, 11/17/2024	1,541,157	1,533,212
iHeart Communications, Inc., First Lien Term Loan, 1M US L + 3.00%, 05/01/2026	1,420,762	1,411,882
Meredith Corp., First Lien Term Loan, 3M US L + 4.25%, 01/31/2025	442,019	451,918
		5,972,856
Real Estate Services - 0.31%

Cushman & Wakefield US Borrower LLC, First Lien Term Loan, 1M US L + 2.75%, 08/21/2025	1,317,781	1,310,777
		1,310,777
REIT - 0.14%

Forest City Enterprises LP, First Lien Replacement Term Loan, 1M US L + 3.50%, 12/08/2025	583,694	577,402
		577,402
Retail - Discretionary - 2.10%

Belkron Finance US LLC, First Lien Term Loan, 3M US L + 2.25%, 11/13/2025	326,754	325,869
LBM Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 12/17/2027	833,471	823,632
LS Group Opco Acquisition LLC, First Lien Initial Term Loan, 3M US L + 3.25%, 11/02/2027	967,688	968,597
Park River Holdings, Inc., First Lien Initial Term Loan, 3M US L + 3.25%, 12/28/2027	462,674	461,411
Peer Holding III B.V., First Lien Facility B Term Loan, 3M EUR L + 3.00%, 03/07/2025	3,659,551	4,199,822
RVR Dealership Holdings LLC, First Lien Term Loan, 3M US L + 4.00%, 02/08/2028	368,150	368,150
White Cap Buyer LLC, First Lien Initial Closing Date Term Loan, 1M US L + 4.00%, 10/19/2027	1,394,783	1,399,540
Woof Holdings, Inc., First Lien Term Loan, 3M US L + 3.75%, 12/21/2027	268,649	269,322
		8,816,343
Retailers (except food & drug) - 0.18%

Men's Wearhouse LLC, First Lien Term Loan, 3M US L + 11.00%, 06/01/2025	268,556	265,871
Men's Wearhouse LLC, First Lien Term Loan, 3M US L + 8.00%, 12/01/2025	599,267	505,781
		771,652

12

Saba Capital Income & Opportunities Fund	Schedule of Investments
October 31, 2021

	Principal Amount	Fair Value
Semiconductors - 0.08%

Cohu, Inc., First Lien Initial B Term Loan, 3M US L + 3.00%, 10/01/2025	$333,887	$333,366
		333,366
Software - 4.00%

Ascend Learning LLC, First Lien Term Loan, 1M US L + 3.00%, 07/12/2024	395,525	395,701
Ascend Learning LLC, First Lien Term Loan, 1M US L + 3.75%, 07/12/2024	499,206	500,142
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan, 3M US L + 3.75%, 10/02/2025	2,346,314	2,333,409
Brave Parent Holdings, Inc., First Lien Term Loan, 1M US L + 4.00%, 04/19/2025	221,002	221,357
Camelot U.S. Acquisition 1 Co., First Lien Amendment No. 2 Incremental Term Loan, 1M US L + 3.00%, 10/30/2026	833,700	836,305
Castle US Holding Corp., First Lien Initial Dollar Term Loan, 3M US L + 3.75%, 01/29/2027	1,044,343	1,034,390
CentralSquare Technologies LLC, First Lien Initial Term Loan, 3M US L + 3.75%, 08/29/2025	495,065	464,279
CommerceHub, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 12/29/2027	218,350	218,965
First Advantage Holdings LLC, First Lien Term Loan, 1M US L + 2.75%, 01/31/2027	327,792	327,465
Imperva, Inc., First Lien Term Loan, 3M US L + 4.00%, 01/12/2026	964,832	967,109
Ivanti Software, Inc., First Lien Initial Term Loan, 3M US L + 4.75%, 12/01/2027	925,350	926,215
LogMeIn, Inc., First Lien Initial Term Loan, 1M US L + 4.75%, 08/31/2027	1,702,138	1,701,874
McAfee LLC, First Lien B USD Term Loan, 1M US L + 3.75%, 09/30/2024	1,894,095	1,898,006
MedAssets Software Intermediate Holdings, Inc., First Lien Term Loan, 3M US L + 3.75%, 01/28/2028	269,325	269,957
Momentive, Inc., First Lien Term Loan, 3M US L + 3.75%, 10/10/2025	650,601	649,381
Panther Purchaser LP, First Lien Term Loan, 3M US L + 4.50%, 01/08/2028	668,325	671,389
Project Leopard Holdings, Inc., First Lien 2019 Incremental Term Loan, 3M US L + 4.75%, 07/05/2024	817,360	821,594
Riverbed Technology, Inc., First Lien 2020 Extension Term Loan, 1M US L + 6.00%, 12/31/2025	981,784	899,736
Rocket Software, Inc., First Lien Initial Term Loan, 1M US L + 4.25%, 11/28/2025	1,632,710	1,629,648
		16,766,922
Specialty Finance - 0.21%

GreenSky Holdings LLC, First Lien Term Loan, 1M US L + 3.25%, 03/29/2025	889,444	887,220
		887,220
Technology Hardware - 1.39%

Global Tel*Link Corp., First Lien Term Loan, 1M US L + 4.25%, 11/29/2025	2,124,661	2,039,483
Global Tel*Link Corp., Second Lien Term Loan, 1M US L + 8.25%, 11/29/2026	862,587	809,970
TTM Technologies, Inc., First Lien Term Loan, 1M US L + 2.50%, 09/28/2024	893,432	893,990
VeriFone Systems, Inc., First Lien Initial Term Loan, 3M US L + 4.00%, 08/20/2025	2,115,962	2,075,557
		5,819,000
Technology Services - 0.54%

24-7 Intouch, Inc., First Lien Term Loan, 1M US L + 4.75%, 08/24/2025	317,300	314,127
Acuris Finance US, Inc., First Lien Initial Dollar Term Loan, 3M US L + 4.00%, 02/16/2028	243,750	244,931
Flexential Intermediate Corp., First Lien Initial Term Loan, 1M US L + 3.50%, 08/01/2024	835,388	810,852

Annual Report | October 31, 2021	13

Saba Capital Income & Opportunities Fund	Schedule of Investments
October 31, 2021

	Principal Amount	Fair Value
Travelport Finance S.a r.l., First Lien Initial (Priority) Term Loan, 3M US L + 9.00%, 02/28/2025	$567,876	$589,246
Travelport Finance S.a r.l., First Lien Initial Term Loan, 3M US L + 5.00%, 05/29/2026	375,800	326,946
		2,286,102
Telecommunications - 1.01%

Northwest Fiber LLC, First Lien B-2 Term Loan, 1M US L + 3.75%, 04/30/2027	267,677	266,841
Telesat LLC, First Lien Term Loan, 1M US L + 2.75%, 12/06/2026	2,474,649	2,222,544
Zayo Group Holdings, Inc., First Lien Initial Dollar Term Loan, 1M US L + 3.00%, 03/09/2027	1,783,123	1,757,794
		4,247,179
Transportation & Logistics - 0.81%

American Airlines, Inc., First Lien 2018 Replacement Term Loan, 1M US L + 1.75%, 06/27/2025	1,729,869	1,677,653
Mileage Plus Holdings LLC, First Lien Initial Term Loan, 3M US L + 5.25%, 06/21/2027	655,000	698,436
SkyMiles IP, Ltd., First Lien Initial Term Loan, 3M US L + 3.75%, 10/20/2027	970,000	1,034,127
		3,410,216
Wholesale - Consumer Staples - 0.21%

United Natural Foods, Inc., First Lien Initial Term Loan, 1M US L + 3.50%, 10/22/2025	893,133	895,008
		895,008
Wholesale - Discretionary - 0.66%

Dealer Tire LLC, First Lien B-1 Term Loan, 1M US L + 4.25%, 12/12/2025	183,080	183,370
KAR Auction Services, Inc., First Lien Term Loan, 1M US L + 2.25%, 09/19/2026	2,662,465	2,595,904
		2,779,274
TOTAL SENIOR LOANS		150,981,755
(Cost $151,106,065)

COMMON STOCK-0.79%
Local TV & Radio Broadcast-0.10%
Cumulus Media, Inc.(c)	33,909	421,150

Electronics & Appliances Stores-0.00%
Everyware Global(c)(d)	43,777	–

Marine Services-0.01%
Harvey Gulf Intl. Marine(c)	7,413	25,946

Food & Drug Stores-0.00%
Save A Lot / Moran Foods(c)(d)	56,338	–

Specialty Apparel Stores-0.00%
Mens Wearhouse(c)	11,155	15,060

14

Saba Capital Income & Opportunities Fund	Schedule of Investments
October 31, 2021

	Shares	Fair Value
Entertainment Facilities-0.12%
24 Hour Fitness Worldwide(c)	306,005	$510,110

Mineral & Precious Stone Mining-0.50%
Covia Equity(c)	169,353	2,074,574

IT Services-0.01%
IQOR(c)	4,941	56,822

Power Generation-0.05%
Longview Power LLC(c)	61,813	216,346

TOTAL COMMON STOCK		3,320,008
(Cost $3,224,966)

CLOSED END FUNDS-6.41%
Aberdeen Japan Equity Fund, Inc.	105,265	975,807
Blackstone Strategic Credit Fund	90,583	1,263,633
Calamos Long/Short Equity & Dynamic Income Trust	4,489	92,833
Center Coast Brookfield MLP & Energy Infrastructure Fund	57,744	869,047
ClearBridge Energy Midstream Opportunity Fund, Inc.	7,238	173,784
Cushing MLP & Infrastructure Total Return Fund	65,283	2,256,180
Delaware Investments Minnesota Municipal Income Fund II, Inc.	24,197	346,259
Delaware Ivy High Income Opportunities Fund	165,758	2,345,476
Ecofin Sustainable and Social	2,343	34,325
Ellsworth Growth and Income Fund, Ltd.	1,026	14,118
First Trust Aberdeen Emerging Opportunity Fund	90	1,277
India Fund, Inc.	87,891	1,964,364
Invesco Senior Income Trust	492,047	2,209,291
Japan Smaller Capitalization Fund, Inc.	7,794	68,665
Korea Fund, Inc.	27,872	1,136,899
Miller/Howard High Dividend Fund	333,513	3,435,183
Morgan Stanley Emerging Markets Debt Fund, Inc.	103,239	940,507
New Ireland Fund, Inc.(c)	83,100	1,042,905
Nuveen Diversified Dividend and Income Fund	23,714	258,720
Nuveen Tax-Advantaged Total Return Strategy Fund	5,924	69,192
PGIM Global High Yield Fund, Inc.	680	10,662
PIMCO Energy & Tactical Credit Opportunities Fund	11,944	156,228
Principal Real Estate Income Fund	25,895	400,855
Salient Midstream & MLP Fund(c)	440,446	2,973,010
Special Opportunities Fund, Inc.	5,178	82,175
Taiwan Fund, Inc.	645	23,027
Templeton Emerging Markets Fund/United States	1,461	25,743
Templeton Global Income Fund	30,991	169,211
Tortoise Energy Independence Fund, Inc.	21,461	510,772
Tortoise Energy Infrastructure(c)	13,784	411,452

Annual Report | October 31, 2021	15

Saba Capital Income & Opportunities Fund	Schedule of Investments
October 31, 2021

	Shares	Fair Value
Tortoise Midstream Energy Fund(c)	6,643	$213,971
Tortoise Power and Energy Infrastructure Fund, Inc.	929	12,458
Vertical Capital Income Fund	24,693	263,968
Virtus AllianzGI Convertible & Income Fund II	265,220	1,434,840
Voya Asia Pacific High Dividend Equity Income Fund	2,518	21,579
Voya Emerging Markets High Income Dividend Equity Fund	97,803	708,094
		26,916,510

TOTAL CLOSED END FUNDS		26,916,510
(Cost $25,991,874)

PREFERRED STOCK-0.27%
Entertainment Facilities-0.27%
24 Hour Fitness Worldwide, Inc.(c)	407,959	1,121,887

TOTAL PREFERRED STOCK		1,121,887
(Cost $489,936)

SPECIAL PURPOSE ACQUISITION COMPANIES-46.95%
Investment Companies-46.95%
26 Capital Acquisition Corp.(c)	69,009	681,119
2MX Organic SA(c)	13,079	146,658
5:01 Acquisition Corp.(c)	91,755	901,952
890 5th Avenue Partners, Inc.(c)	400	3,988
Abri SPAC I, Inc.(c)	47,784	469,239
Accelerate Acquisition Corp.(c)	66,589	648,577
Accretion Acquisition Corp.(c)	37,212	377,330
ACE Convergence Acquisition Corp.(c)	1,282	12,756
Achari Ventures Holdings Corp. I(c)	38,684	391,482
Acropolis Infrastructure Acquisition Corp.(c)	76,319	740,294
Adara Acquisition Corp.(c)	35,768	350,884
Adit EdTech Acquisition Corp.(c)	70,801	689,602
AEA-Bridges Impact Corp.(c)	148,430	1,456,098
Aequi Acquisition Corp.(c)	76,958	753,419
Aesther Healthcare Acquisition Corp.(c)	115,745	1,174,812
AF Acquisition Corp.(c)	70,129	683,056
African Gold Acquisition Corp.(c)	176,315	1,717,308
Agile Growth Corp.(c)	59,098	575,615
Agrico Acquisition Corp.(c)	126,009	1,262,610
Alpha Healthcare Acquisition Corp. III(c)	22,899	222,120
Alpha Partners Technology Merger Corp.(c)	19,691	190,412
Alpine Acquisition Corp.(c)	119,504	1,193,845
AltC Acquisition Corp.(c)	61,326	623,072
AltEnergy Acquisition Corp.(c)	19,755	198,538
Altitude Acquisition Corp.(c)	55,783	551,694

16

Saba Capital Income & Opportunities Fund	Schedule of Investments
October 31, 2021

	Shares	Fair Value
Angel Pond Holdings Corp.(c)	33,960	$329,412
Anthemis Digital Acquisitions I Corp.(c)	26,136	262,667
Anzu Special Acquisition Corp. I(c)	17,452	169,982
Apollo Strategic Growth Capital II(c)	45,066	440,745
Arbor Rapha Capital Bioholding(c)	71,555	721,274
Archimedes Tech SPAC Partners Co.(c)	707	6,946
ArcLight Clean Transition Corp. II(c)	66	644
Argus Capital Corp.(c)	56,098	570,517
Aries I Acquisition Corp.(c)	11,338	113,153
Arrowroot Acquisition Corp.(c)	205,758	2,003,054
Artemis Strategic Investment Corp., Class B(c)(d)	12,038	20,224
Artemis Strategic Investment Corp.(c)	142,048	1,434,685
ARYA Sciences Acquisition Corp. V(c)	12,591	124,651
Astrea Acquisition Corp.(c)	1,854	18,355
Athena Consumer Acquisition Corp.(c)	67,435	686,151
Athlon Acquisition Corp.(c)	94,859	926,772
Atlantic Avenue Acquisition Corp.(c)	143,984	1,413,923
Atlantic Coastal Acquisition Corp.(c)	92,750	904,313
Atlas Crest Investment Corp. II(c)	1,993	19,472
Austerlitz Acquisition Corp. II(c)	27,662	270,811
Authentic Equity Acquisition Corp.(c)	12,713	123,952
Avalon Acquisition, Inc.(c)	64,673	653,197
Avanti Acquisition Corp.(c)	66,245	651,188
Avista Public Acquisition Corp. II(c)	2,914	29,111
B Riley Principal 150 Merger Corp.(c)	20,367	216,094
B Riley Principal 250 Merger Corp.(c)	52,757	514,908
Banner Acquisition Corp.(c)	104,835	1,045,205
Bannix Acquisition Corp.(c)	57,872	603,605
Belong Acquisition Corp.(c)	46,905	455,917
Berenson Acquisition Corp. I(c)	14,497	143,665
Biotech Acquisition Co.(c)	109,702	1,072,886
Bite Acquisition Corp.(c)	82,922	810,148
Black Mountain Acquisition Corp.(c)	56,384	569,478
Black Spade Acquisition Co.(c)	28,585	285,850
Blockchain Moon Acquisition Corp.(c)	29,061	295,550
Blue Safari Group Acquisition Corp.(c)	27,659	274,930
Blue Whale Acquisition Corp. I(c)	16,386	159,272
BlueRiver Acquisition Corp.(c)	3,329	32,524
Bluescape Opportunities Acquisition Corp.(c)	125,455	1,231,968
BOA Acquisition Corp.(c)	74,344	723,367
Broadscale Acquisition Corp.(c)	10,459	101,975
Brookline Capital Acquisition Corp.(c)	806	8,020
Build Acquisition Corp.(c)	136	1,326
Burgundy Technology Acquisition Corp.(c)	72,089	719,448
BYTE Acquisition Corp.(c)	163,063	1,594,756
Cactus Acquisition Corp. 1, Ltd.(c)	42,516	426,861
Capstar Special Purpose Acquisition Corp.(c)	4,934	49,093
Carney Technology Acquisition Corp. II(c)	81,138	793,530

Annual Report | October 31, 2021	17

Saba Capital Income & Opportunities Fund	Schedule of Investments
October 31, 2021

	Shares	Fair Value
Cascade Acquisition Corp.(c)	17,998	$179,440
Catcha Investment Corp.(c)	120,767	1,179,894
CC Neuberger Principal Holdings II(c)	75,415	744,346
CC Neuberger Principal Holdings III(c)	3,264	32,052
CENAQ Energy Corp.(c)	122,480	1,213,777
CF Acquisition Corp. IV(c)	120,133	1,177,303
CF Acquisition Corp. VI(c)	21,465	209,069
CF Acquisition Corp. VIII(c)	46,997	467,150
Chardan NexTech Acquisition 2 Corp.(c)	30,163	300,423
Chavant Capital Acquisition Corp.(c)	2,703	26,584
Churchill Capital Corp. VII(c)	94,864	933,462
CHW Acquisition Corp.(c)	4,203	40,895
CIIG Capital Partners II, Inc.(c)	38,582	391,221
CITIC Capital Acquisition Corp.(c)	167,000	1,676,680
Clarim Acquisition Corp.(c)	18,438	180,692
Class Acceleration Corp.(c)	69,349	676,846
CleanTech Acquisition Corp.(c)	32,844	326,798
Clover Leaf Capital Corp.(c)	17,737	177,725
Cohn Robbins Holdings Corp.(c)	17,985	177,872
Colicity, Inc.(c)	5,465	53,448
Constellation Acquisition Corp. I(c)	4,700	45,966
Conx Corp.(c)	30,069	296,180
Corner Growth Acquisition Corp.(c)	65,755	644,399
Corner Growth Acquisition Corp. 2(c)	32,871	324,765
COVA Acquisition Corp.(c)	105,029	1,022,982
Crown PropTech Acquisitions(c)	65,036	632,800
Crucible Acquisition Corp.(c)	125,933	1,231,625
Crystal Peak Acquisition(c)	68,967	666,221
Cushing NextGen Infrastructure(c)	23,702	1,151,206
D & Z Media Acquisition Corp.(c)	5,370	52,358
Data Knights Acquisition Corp.(c)	43,918	443,572
Decarbonization Plus Acquisition Corp. IV(c)	44,370	439,263
DEE Tech SA(c)	41,293	463,028
Deep Lake Capital Acquisition Corp.(c)	300	2,934
Deep Medicine Acquisition Corp.(c)	54,461	547,878
Delwinds Insurance Acquisition Corp.(c)	56,351	556,184
DHB Capital Corp.(c)	5,252	51,181
DHC Acquisition Corp.(c)	200	1,954
DiamondHead Holdings Corp.(c)	74,868	729,214
Digital Transformation Opportunities Corp.(c)	141,108	1,372,981
Digital World Acquisition Corp., Class B(c)(d)	25,893	947,166
DILA Capital Acquisition Corp.(c)	20,741	202,432
Direct Selling Acquisition Corp.(c)	79,664	804,606
Disruptive Capital Acquisition Co., Ltd.(c)	4,747	64,348
dMY Technology Group, Inc. VI(c)	18,037	183,977
DPCM Capital, Inc.(c)	4,918	48,295
Dragoneer Growth Opportunities Corp. II(c)	8,270	82,783
DTRT Health Acquisition Corp.(c)	172,460	1,719,426

18

Saba Capital Income & Opportunities Fund	Schedule of Investments
October 31, 2021

	Shares	Fair Value
Duddell Street Acquisition Corp.(c)	97,559	$957,054
Dune Acquisition Corp.(c)	63,725	631,515
E.Merge Technology Acquisition Corp.(c)	188,453	1,856,262
Edify Acquisition Corp.(c)	29,024	283,564
EdtechX Holdings Acquisition Corp. II(c)	2,562	25,646
EJF Acquisition Corp.(c)	47,658	476,103
Elliott Opportunity II Corp.(c)	27,348	266,096
Empowerment & Inclusion Capital I Corp.(c)	47,753	467,502
Endurance Acquisition Corp.(c)	30,511	304,195
Energy Transition Partners BV(c)	50,557	572,751
Enterprise 4.0 Technology Acquisition Corp.(c)	44,710	451,571
Epiphany Technology Acquisition Corp.(c)	140,733	1,376,369
EQ Health Acquisition Corp.(c)	23,787	232,399
ESGEN Acquisition Corp.(c)	58,882	594,708
ESM Acquisition Corp.(c)	1,937	18,963
Eucrates Biomedical Acquisition Corp.(c)	4,621	45,193
European Sustainable Growth Acquisition Corp.(c)	6,732	67,320
Evo Acquisition Corp.(c)	37,207	362,396
ExcelFin Acquisition Corp.(c)	42,473	428,128
Executive Network Partnering Corp.(c)	18,468	180,986
Far Peak Acquisition Corp.(c)	21,527	235,936
FAST Acquisition Corp. II(c)	124	1,214
Fat Projects Acquisition Corp.(c)	61,845	620,305
Fat Projects Acquisition Corp., Class B(c)(d)	4,886	11,238
FinServ Acquisition Corp. II(c)	105	1,023
FinTech Acquisition Corp. VI(c)	137,554	1,355,595
Fintech Ecosystem Development Corp.(c)	42,096	431,063
Fintech Evolution Acquisition Group(c)	35,678	346,077
First Light Acquisition Group, Inc.(c)	20,605	207,698
FirstMark Horizon Acquisition Corp.(c)	13,369	132,353
Flame Acquisition Corp.(c)	177,120	1,730,462
Focus Impact Acquisition Corp.(c)	45,779	460,537
Forest Road Acquisition Corp. II(c)	9,944	97,053
Fortistar Sustainable Solutions Corp.(c)	44,226	431,646
Fortress Value Acquisition Corp. III(c)	34,526	337,146
Fortress Value Acquisition Corp. IV(c)	27	264
Founder SPAC(c)	113,245	1,138,112
Freedom Acquisition I Corp.(c)	18,275	177,999
FTAC Hera Acquisition Corp.(c)	64,701	633,423
FTAC Parnassus Acquisition Corp.(c)	40,334	406,970
Fusion Acquisition Corp. II(c)	126,201	1,232,984
Future Health ESG Corp.(c)	77,163	770,858
G Squared Ascend II, Inc.(c)	34,568	339,112
G&P Acquisition Corp.(c)	43,330	427,234
G3 VRM Acquisition Corp.(c)	103,276	1,033,276
Galata Acquisition Corp.(c)	53,213	530,140
GFJ Esg Acquisition I SE(c)	56,680	648,670
GigCapital5, Inc.(c)	60,253	618,497

Annual Report | October 31, 2021	19

Saba Capital Income & Opportunities Fund	Schedule of Investments
October 31, 2021

	Shares	Fair Value
GigInternational1, Inc.(c)	47,940	$475,570
Gladstone Acquisition Corp.(c)	37,300	371,695
Glass Houses Acquisition Corp.(c)	82,242	800,215
Global Consumer Acquisition Corp.(c)	36,026	357,378
Global SPAC Partners Co.(c)	55,273	551,901
Global Synergy Acquisition Corp.(c)	109,666	1,080,210
Global Technology Acquisition Corp. I(c)	66,709	672,427
GO Acquisition Corp.(c)	133,924	1,320,491
Goal Acquisitions Corp.(c)	88,824	866,034
GoGreen Investments Corp.(c)	54,411	550,639
Golden Arrow Merger Corp.(c)	92,834	903,739
Golden Falcon Acquisition Corp.(c)	139,454	1,365,255
Good Works II Acquisition Corp.(c)	61,516	605,933
Gores Guggenheim, Inc.(c)	443	4,749
Gores Holdings VII, Inc.(c)	297,586	2,940,149
Gores Holdings VIII, Inc.(c)	24,463	241,694
Gores Technology Partners II, Inc.(c)	5,877	58,065
Gores Technology Partners, Inc.(c)	1,934	19,127
Graf Acquisition Corp. IV(c)	55,750	543,563
Haymaker Acquisition Corp. III, Class A(c)	22,980	223,825
Health Assurance Acquisition Corp.(c)	359	3,529
Healthcare Capital Corp.(c)	55,144	547,580
Healthcare Services Acquisition Corp.(c)	9,858	96,214
HH&L Acquisition Co.(c)	30,622	298,565
HHG Capital Corp.(c)	17,425	180,087
HIG Acquisition Corp.(c)	103,397	1,016,393
Highland Transcend Partners I Corp.(c)	31,494	312,735
Home Plate Acquisition Corp.(c)	8,876	88,094
HPX Corp.(c)	25,649	253,412
Hudson Executive Investment Corp. III(c)	46,535	453,716
HumanCo Acquisition Corp.(c)	14,319	141,901
I2PO SA(c)	95,238	1,084,439
Ibere Pharmaceuticals(c)	576	5,604
Iconic Sports Acquisition Corp.(c)	37,262	377,091
IG Acquisition Corp.(c)	13,337	131,636
Ignyte Acquisition Corp.(c)	3,268	32,059
Industrial Human Capital, Inc.(c)	14,916	151,547
Innovative International Acquisition Corp.(c)	102,566	1,032,840
Insight Acquisition Corp.(c)	33,637	327,961
International Media Acquisition Corp.(c)	72,534	715,185
InterPrivate IV InfraTech Partners, Inc.(c)	27,199	266,006
ION Acquisition Corp. 3, Ltd.(c)	1,887	18,436
Iron Spark I, Inc.	38,366	385,195
Isleworth Healthcare Acquisition Corp.(c)	33,822	332,470
ITHAX Acquisition Corp.(c)	107,529	1,048,408
Itiquira Acquisition Corp.(c)	119,763	1,167,689
Jaws Juggernaut Acquisition Corp.(c)	14,501	140,950
JOFF Fintech Acquisition Corp.(c)	38,548	375,843

20

Saba Capital Income & Opportunities Fund	Schedule of Investments
October 31, 2021

	Shares	Fair Value
Jupiter Acquisition Corp.(c)	3,063	$30,354
Kadem Sustainable Impact Corp.(c)	75,482	733,685
Kairos Acquisition Corp.(c)	11,102	108,467
Kensington Capital Acquisition Corp. V(c)	58,918	580,931
Kernel Group Holdings, Inc.(c)	59,893	583,957
Khosla Ventures Acquisition Co.(c)	18,131	181,129
Kingswood Acquisition Corp.(c)	43,907	444,339
KINS Technology Group, Inc.(c)	128,748	1,284,261
KKR Acquisition Holdings I Corp.(c)	11,582	113,388
KL Acquisition Corp.(c)	63	615
KludeIn I Acquisition Corp.(c)	30,562	301,341
L Catterton Asia Acquisition Corp.(c)	5,761	56,285
Lakeshore Acquisition I Corp.(c)	12,332	121,100
LAVA Medtech Acquisition Corp.(c)	31,078	314,199
Lazard Growth Acquisition Corp. I(c)	64,054	625,808
Lefteris Acquisition Corp.(c)	43,328	425,481
Leo Holdings Corp. II(c)	50,399	491,894
Levere Holdings Corp.(c)	54,573	531,541
LightJump Acquisition Corp.(c)	59,263	584,926
Lionheart Acquisition Corp. II(c)	700	6,972
LMF Acquisition Opportunities, Inc.(c)	59,099	590,104
M3-Brigade Acquisition III Corp.(c)	14,905	149,050
Macondray Capital Acquisition Corp. I(c)	84,283	825,973
Magnum Opus Acquisition, Ltd.(c)	36,420	362,379
Malacca Straits Acquisition Co., Ltd.(c)	29,663	295,443
Marblegate Acquisition Corp.(c)	14,380	143,369
Marlin Technology Corp.(c)	273,988	2,685,082
Mason Industrial Technology, Inc.(c)	4,963	48,489
Maxpro Capital Acquisition Corp.(c)	37,123	377,912
MCAP Acquisition Corp.(c)	72,340	718,336
MDH Acquisition Corp.(c)	54,356	537,037
Medicus Sciences Acquisition Corp.(c)	80,321	781,523
Metals Acquisition Corp.(c)	40,716	424,668
Minority Equality Opportunities Acquisition, Inc.(c)	140,593	1,398,900
Mission Advancement Corp.(c)	89,303	870,704
Monterey Bio Acquisition Corp.(c)	24,230	247,146
Monument Circle Acquisition Corp.(c)	189	1,845
Moringa Acquisition Corp.(c)	33,160	321,984
Mount Rainier Acquisition Corp.(c)	12,935	130,902
Mountain Crest Acquisition Corp. IV(c)	34,801	342,268
Mudrick Capital Acquisition Corp. II(c)	413,808	4,125,665
Music Acquisition Corp.(c)	873	8,512
New Vista Acquisition Corp.(c)	22,212	216,789
Newbury Street Acquisition Corp.(c)	20,019	195,185
Newcourt Acquisition Corp.(c)	70,797	714,342
Noble Rock Acquisition Corp.(c)	56,711	554,066
North Atlantic Acquisition Corp.(c)	57,083	557,701
North Mountain Merger Corp.(c)	1,650	16,203

Annual Report | October 31, 2021	21

Saba Capital Income & Opportunities Fund	Schedule of Investments
October 31, 2021

	Shares	Fair Value
Northern Lights Acquisition Corp.(c)	134,409	$1,345,434
Northern Star Investment Corp. III(c)	9,349	91,340
Nova Vision Acquisition Corp.(c)	32,258	319,986
Novus Capital Corp. II(c)	4,792	47,872
OCA Acquisition Corp.(c)	9,841	97,820
OceanTech Acquisitions I Corp.(c)	55,467	554,115
Odyssey Acquisition SA(c)	21,042	238,381
Omega Alpha SPAC(c)	1,564	15,280
Omnichannel Acquisition Corp.(c)	11,211	111,548
One Equity Partners Open Water I Corp.(c)	72,832	712,297
Osiris Acquisition Corp.(c)	23,175	226,072
Oxbridge Acquisition Corp.(c)	17,547	174,417
Oxus Acquisition Corp.(c)	52,867	523,383
Oyster Enterprises Acquisition Corp.(c)	114,212	1,115,851
Pacifico Acquisition Corp.(c)	7,239	71,377
Parabellum Acquisition Corp.(c)	66,764	654,928
Parsec Capital Acquisitions Corp.(c)	24,451	248,667
Pegasus Digital Mobility Acquisition Corp.(c)	65,953	662,828
Pegasus Digital Mobility Acquisition Corp., Class B(c)(d)	4,456	7,531
PepperLime Health Acquisition Corp.(c)	23,753	236,342
Perception Capital Corp. II(c)	90,260	908,918
Peridot Acquisition Corp. II(c)	23,897	233,713
Phoenix Biotech Acquisition Corp.(c)	17,679	178,735
PHP Ventures Acquisition Corp.(c)	32,042	318,177
Pine Island Acquisition Corp.(c)	33,933	332,883
Pine Technology Acquisition Corp.(c)	162,272	1,577,284
Pioneer Merger Corp(c)	17,566	175,309
Pivotal Investment Corp. III(c)	14,002	137,220
Plum Acquisition Corp. I(c)	3,600	35,064
PMV Consumer Acquisition Corp.(c)	35,259	345,891
Poema Global Holdings Corp.(c)	146,749	1,455,750
Pono Capital Corp.(c)	35,866	356,508
Pontem Corp.(c)	20,173	197,090
Population Health Investment Co., Inc.(c)	487	4,773
Powered Brands(c)	32,988	321,303
Primavera Capital Acquisition Corp.(c)	176,947	1,728,772
Priveterra Acquisition Corp.(c)	15,635	152,910
Progress Acquisition Corp.(c)	8,014	78,537
Property Solutions Acquisition Corp. II(c)	1,581	15,399
PropTech Investment Corp. II(c)	41,944	409,793
Prospector Capital Corp.(c)	16,976	165,686
Provident Acquisition Corp.(c)	46,397	453,299
Pyrophyte Acquisition Corp.(c)	59,361	600,140
Queen's Gambit Growth Capital(c)	2,450	24,378
Recharge Acquisition Corp.(c)	126,426	1,249,089
RedBall Acquisition Corp.(c)	44,601	450,470
Revolution Healthcare Acquisition Corp.(c)	9,057	88,759
Riverview Acquisition Corp.(c)	347	3,456

22

Saba Capital Income & Opportunities Fund	Schedule of Investments
October 31, 2021

	Shares	Fair Value
Rocket Internet Growth Opportunities Corp.(c)	875	$8,549
Rose Hill Acquisition Corp.(c)	59,597	600,142
Rosecliff Acquisition Corp. I(c)	77,689	755,137
Sanaby Health Acquisition Corp. I(c)	47,612	480,405
Science Strategic Acquisition Corp. Alpha(c)	77,759	761,261
ScION Tech Growth I(c)	120,004	1,177,239
ScION Tech Growth II(c)	3,839	37,430
SCP & Co. Healthcare Acquisition Co(c)	400	3,900
Seaport Calibre Materials Acquisition Corp.(c)	28,675	287,037
Senior Connect Acquisition Corp. I(c)	185,610	1,817,122
Shelter Acquisition Corp. I(c)	36,525	356,849
Sierra Lake Acquisition Corp.(c)	66,804	667,372
Silver Crest Acquisition Corp.(c)	154,643	1,535,605
Silver Spike III Acquisition Corp.(c)	32,200	317,170
Skydeck Acquisition Corp.(c)	13,316	129,432
Slam Corp.(c)	33,858	331,131
Soar Technology Acquisition Corp.(c)	57,784	587,663
Social Capital Suvretta Holdings Corp. I(c)	67,658	671,167
Social Capital Suvretta Holdings Corp. II(c)	58,318	578,515
Social Capital Suvretta Holdings Corp. III(c)	41,385	409,712
Social Capital Suvretta Holdings Corp. IV(c)	67,409	666,001
Social Leverage Acquisition Corp. I(c)	4,685	45,819
Software Acquisition Group, Inc. III(c)	45,702	451,079
Spartan Acquisition Corp. III(c)	49,945	498,451
SportsMap Tech Acquisition Corp.(c)	18,629	188,153
SportsTek Acquisition Corp.(c)	34,022	330,694
Spring Valley Acquisition Corp.(c)	2,339	23,296
Springwater Special Situations Corp.(c)	58,969	578,486
StoneBridge Acquisition Corp.(c)	109,133	1,080,417
Stratim Cloud Acquisition Corp.(c)	3,298	32,123
Summit Healthcare Acquisition Corp.(c)	42,915	416,061
Sustainable Development Acquisition I Corp.(c)	34,708	340,138
SVF Investment Corp.(c)	203,250	2,022,338
SVF Investment Corp. 2(c)	221,778	2,213,344
SVF Investment Corp. 3(c)	69,708	696,383
Tailwind International Acquisition Corp.(c)	234,566	2,287,019
Tailwind Two Acquisition Corp.(c)	13,721	135,701
Tastemaker Acquisition Corp.(c)	74,624	734,300
TB SA Acquisition Corp.(c)	81,664	795,407
Tech and Energy Transition Corp.(c)	19,330	188,468
Tekkorp Digital Acquisition Corp.(c)	1,256	12,321
Thrive Acquisition Corp.(c)	66,291	669,539
Tiga Acquisition Corp.(c)	126	1,278
Tio Tech A(c)	22,150	215,741
TKB Critical Technologies 1(c)	95,424	960,920
TLG Acquisition One Corp.(c)	96,180	936,793
TPG Pace Beneficial II Corp.(c)	150,036	1,476,354
TPG Pace Solutions Corp.(c)	491	4,993

Annual Report | October 31, 2021	23

Saba Capital Income & Opportunities Fund	Schedule of Investments
October 31, 2021

	Shares	Fair Value
Transition SA(c)	33,822	$382,968
Trepont Acquisition Corp. I(c)	90,763	904,453
Tribe Capital Growth Corp. I(c)	72,859	714,018
Tuatara Capital Acquisition Corp.(c)	15,548	151,438
Turmeric Acquisition Corp.(c)	262	2,564
Twelve Seas Investment Co. II(c)	652	6,344
TZP Strategies Acquisition Corp.(c)	138,058	1,347,446
Valor Latitude Acquisition Corp.(c)	9,401	92,506
VAM Investments Spac BV(c)	25,279	280,537
Vector Acquisition Corp. II(c)	658	6,409
Velocity Acquisition Corp.(c)	18,000	178,560
Vy Global Growth(c)	31,512	312,284
Warburg Pincus Capital Corp. I-A(c)	451	4,446
Warrior Technologies Acquisition Co.(c)	125,462	1,232,037
Williams Rowland Acquisition Corp.(c)	93,179	925,267
WinVest Acquisition Corp.(c)	115,745	1,140,088
World Quantum Growth Acquisition Corp.(c)	84,860	832,477
Yunhong International(c)	91	936
Zanite Acquisition Corp.(c)	54,806	557,925
Z-Work Acquisition Corp.(c)	1,024	9,994
		197,045,483

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES		197,045,483
(Cost $193,803,493)

WARRANTS-0.09%(c)
Alpha Healthcare Acquisition Corp. III, Expires 04/12/2027, Strike Price $11.50	3,816	3,511
Alpine Acquisition Corp., Expires 01/21/2023, Strike Price $11.50	59,752	27,378
Blue Whale Acquisition Corp. I, Expires 07/09/2023, Strike Price $11.50	102	143
Cineworld, Expires 11/23/2025, Strike Price $0.01	88,914	47,213
Crystal Peak Acquisition, Expires 06/22/2026, Strike Price $11.50	34,484	15,863
DEE Tech SA, Expires 06/23/2023, Strike Price $11.50	35,099	10,144
DTRT Health Acquisition Corp., Expires 11/12/2022, Strike Price $11.50	86,230	43,977
Energy Transition Partners BV, Expires 07/16/2026, Strike Price $11.50	16,852	6,020
Harvey Gulf, Expires 12/31/2049, Strike Price $0.01	16,636	58,226
I2PO SA, Expires 07/20/2023, Strike Price $11.50	95,238	24,771
Insight Acquisition Corp., Expires 02/11/2023, Strike Price $11.50	16,818	9,586
Minority Equality Opportunities Acquisition, Inc., Expires 04/29/2023, Strike Price $11.50	140,593	59,050
Nova Vision Acquisition Corp., Expires 12/31/2028, Strike Price $11.50	31,088	9,326
Odyssey Acquisition SA, Expires 06/30/2026, Strike Price $11.50	7,014	6,689
Parabellum Acquisition Corp., Expires 03/26/2023, Strike Price $11.50	50,073	23,534
Transition SA, Expires 06/16/2026, Strike Price $11.50	33,822	6,856
VAM Investments Spac BV, Expires 07/27/2026, Strike Price $11.50	12,639	7,305

TOTAL WARRANTS		359,592
(Cost $919,236)

24

Saba Capital Income & Opportunities Fund	Schedule of Investments
October 31, 2021

	Shares	Fair Value
RIGHTS-0.01%(c)
Nova Vision Acquisition Corp., Expires 08/10/2022	31,088	$10,570
WinVest Acquisition Corp., Expires 12/17/2022	114,745	28,686

TOTAL RIGHTS		39,256
(Cost $36,320)

SHORT TERM INVESTMENTS-1.40%
JPMorgan US Treasury Plus Money Market Fund, 7 Day yield 0.01%	5,883,093	5,883,093

TOTAL SHORT TERM INVESTMENTS		5,883,093
(Cost $5,883,093)

Total Investments - 97.82%		$410,571,128
(Cost $407,263,600)

Other Assets in Excess of Liabilities - 2.18%		$9,138,762

Net Assets - 100.00%		$419,709,890

Amounts above are shown as a percentage of net assets as of October 31, 2021.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (the "Securities Act"). Total market value of Rule 144A securities amounts to $13,662,501, which represented approximately 3.26% of net assets as of October 31, 2021. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(b)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(c)	Non-income producing security.
(d)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate PIK - Payment in-kind

Reference Rates:

1M US L - 1 Month LIBOR as of October 31, 2021 was 0.09%

3M US L - 3 Month LIBOR as of October 31, 2021 was 0.13%

6M US L - 6 Month LIBOR as of October 31, 2021 was 0.20%

1M EUR L - 1 Month EURIBOR as of October 31, 2021 was (0.56)%

3M EUR L - 3 Month EURIBOR as of October 31, 2021 was (0.55)%

Annual Report | October 31, 2021	25

Saba Capital Income & Opportunities Fund	Statement of Assets and Liabilities
October 31, 2021

ASSETS:
Investments, at fair value (Cost $407,263,600, respectively)	$410,571,128
Receivables:
Investment securities sold	72,559,233
Interest	653,451
Prepaid expenses	249,036
Other assets	1,657
Total Assets	484,034,505

LIABILITIES:
Notes payable	50,000,000
Cash overdraft	2,335,961
Payable for investment securities purchased	10,860,015
Accrued interest payable	61,070
Payable for investment management fees	388,370
Payable for trustees fees	64,168
Other accrued expenses	615,031
Total Liabilities	64,324,615
Net Assets	$419,709,890

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$584,955,180
Total distributable loss	$(165,245,290)
NET ASSETS	$419,709,890
Net assets value per common share outstanding (net assets divided by 85,058,986 shares of beneficial interest authorized and outstanding, no par value)	$4.93

26

Saba Capital Income & Opportunities Fund	Statement of Operations
For the Period Ended October 31, 2021(a)

INVESTMENT INCOME:
Investment Income	$10,727,542
Total Investment Income	10,727,542

EXPENSES:
Investment management fees (Note 4)	3,834,370
Interest expense	172,028
Transfer agent fees	56,271
Custody and accounting expense	234,038
Professional fees	487,195
Shareholder reporting expense	133,649
Trustees fees	92,545
Miscellaneous expenses	489,034
Other expenses	130,533
Total Expenses	5,629,663
Waived and reimbursed fees	(602,455)
Net expenses	5,027,208
Net Investment Income	5,700,334

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	3,623,485
Forward foreign currency contracts	40,129
Foreign currency transactions	(83,818)
Net realized gain:	3,579,796
Net change in unrealized appreciation/(depreciation) on:
Investments	(166,353)
Forward foreign currency contracts	91,000
Foreign currency related transactions	88,257
Net change in unrealized appreciation (depreciation):	12,904
Net realized and unrealized loss	3,592,700
Net Increase in net assets resulting from operations	$9,293,034

(a)	With the approval of the Board effective October 31, 2021, the Fund's fiscal year end was changed from February 28 to October 31.

Annual Report | October 31, 2021	27

Saba Capital Income & Opportunities Fund	Statements of Changes in Net Assets

	For the Period Ended October 31, 2021(a)	For the Year Ended February 28, 2021
FROM OPERATIONS:
Net investment income	$5,700,334	$22,651,755
Net realized gain/(loss)	3,579,796	(98,682,859)
Net change in unrealized appreciation on Investment securities and unfunded commitments	12,904	48,601,471
Net Increase/(Decrease) in net assets resulting from Operations	9,293,034	(27,429,633)

FROM DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Total distributions (excluding return of capital)	(6,017,351)	(25,024,961)
Return of Capital	(10,729,227)	(1,234,296)
Decrease in net assets from distributions to common shareholders	(16,746,578)	(26,259,257)
CAPITAL SHARE TRANSACTIONS:
Cost of shares repurchased (Note 9)	(1,536,542)	(18,727,020)
Cost of shares repurchased in tender offer (Note 9)	(176,835,308)	(104,862,043)
Net decrease in net assets resulting from capital share transactions	(178,371,850)	(123,589,063)
Net Decrease in net assets	(185,825,394)	(177,277,953)
NET ASSETS:
Beginning of period	605,535,284	782,813,237
End of period	$419,709,890	$605,535,284

(a)	With the approval of the Board effective October 31, 2021, the Fund's fiscal year end was changed from February 28 to October 31.

28

Saba Capital Income & Opportunities Fund	Statements of Cash Flows
For the Period Ended October 31, 2021(a)

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations:	$9,293,034
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of securities	(400,422,187)
Proceeds from disposition of investment securities	553,075,103
Purchases to cover securities sold short transactions	(6,568)
Amortization of premium and accretion of discount on investments	(1,238,429)
Net realized (gain)/loss on:
Investment securities	(3,623,485)
Forward foreign currency contracts	(40,129)
Net change in unrealized (appreciation)/depreciation on:
Investment securities	166,353
Forward foreign currency contracts	(91,000)
(Increase)/Decrease in assets:
Interest receivable	1,013,189
Reimbursement due from manager	336,208
Prepaid expenses	(78,257)
Other assets	12,886
Increase/(Decrease) in liabilities:
Accrued interest payable	(316,176)
Unrealized depreciation on forward foreign currency contracts	(91,000)
Bank overdraft	2,335,961
Accrued investment advisory fees payable	(155,183)
Unfunded loan commitments	(433,490)
Accrued trustees' fees and deferred compensation payable	(214)
Other payables and accrued expense	(77,375)
Net cash provided by operating activities:	159,659,241

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash provided by loan:	27,400,000
Cost of shares redeemed:	(178,371,850)
Cash distributions paid:	(16,746,578)
Net cash flows used in financing activities:	(167,718,428)

Effects of Exchange Rates on Cash:	6,885

Net Change in Cash & Foreign Rates On Cash & Foreign Currency:	(8,052,302)
Cash & foreign currency, beginning of period:	8,052,302
Cash & foreign currency, end of period:	–

Cash paid for interest on loan during the period was:	172,028

(a)	With the approval of the Board effective October 31, 2021, the Fund's fiscal year end was changed from February 28 to October 31.

Annual Report | October 31, 2021	29

Saba Capital Income & Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period Ended October 31, 2021(a)		For the Year Ended February 28, 2021	For the Year Ended February 29, 2020	For the Year Ended February 28, 2019	For the Year Ended February 28, 2018	For the Year Ended February 28, 2017
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$4.97		$5.30	$5.54	$5.69	$5.80	$5.36
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.05		0.16	0.30	0.29	0.30	0.31
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments(b)	0.08		(0.32)	(0.23)	(0.14)	(0.12)	0.45
Total Income/(Loss) from Investment Operations	0.13		(0.16)	0.07	0.15	0.18	0.76

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income(b)	(0.06)		(0.17)	(0.31)	(0.30)	(0.25)	(0.32)
From tax return of capital(b)	(0.11)		(0.01)	–	–	(0.04)	–
Total Distributions to Common Shareholders	(0.17)		(0.18)	(0.31)	(0.30)	(0.29)	(0.32)

Accretion to net asset value resulting from share repurchases and tender offer(b)(c)	–		0.01	–	–	–	–
Total Capital Share Transactions	–		0.01	–	–	–	–
Net asset value per common share - end of period	$4.93		$4.97	$5.30	$5.54	$5.69	$5.80
Market price per common share - end of period	$4.67		$4.63	$4.91	$4.82	$5.17	$5.59

Total Investment Return - Net Asset Value(d)	2.84%		(2.14%)	1.88%	3.37%	3.62%	14.93%
Total Investment Return - Market Price(d)	4.57%		(1.59%)	8.48%	(1.02%)	(2.31%)	28.24%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$419,710		$605,535	$782,813	$818,100	$840,774	$857,138
Ratio of expenses including waivers to average net assets	1.43	%(e)	2.26%	2.85%	2.90%	2.54%	2.24%
Ratio of expenses excluding waivers to average net assets(f)	1.60	%(e)	2.68%	2.86%	2.92%	2.55%	2.24%
Ratio of expenses excluding interest expense and other fees related to revolving credit facility to average net assets	1.38	%(e)	2.13%	1.62%	1.64%	1.64%	1.62%
Ratio of net investment income including waivers to average net assets	1.62	%(e)	3.37%	5.29%	5.16%	4.58%	5.44%
Ratios to average net assets plus borrowings
Ratio of expenses excluding waivers to average net assets	1.54	%(e)	2.04%	2.06%	2.08%	1.81%	1.60%
Ratio of expenses including waivers to average net assets	1.37	%(e)	1.72%	2.05%	2.07%	1.80%	1.60%
Ratio of expenses excluding interest expense and other fees related to revolving credit facility to average net assets	1.32	%(e)	1.30%	1.16%	1.16%	1.16%	1.16%

30

Saba Capital Income & Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Period Ended October 31, 2021(a)		For the Year Ended February 28, 2021	For the Year Ended February 29, 2020	For the Year Ended February 28, 2019	For the Year Ended February 28, 2018	For the Year Ended February 28, 2017
Ratio of net investment income including waivers to average net assets	1.56	%(e)	2.56%	3.81%	3.68%	3.25%	3.88%
Portfolio turnover rate	94%		56%	53%	60%	89%	67%

SUPPLEMENTAL DATA
Total shares outstanding (000s)	85,059		121,841	147,788	147,788	147,788	147,788
Asset coverage, end of period per $1,000(g)	$9,394		$27,794	$3,478	$3,534	$3,610	$3,589

Aggregate principal amount, end of period (000s)	$50,000		$22,600	$315,900	$322,800	$322,100	$331,100
Average borrowings outstanding during the period (000s)	$20,559		$211,066	$312,939	$332,698	$343,074	$337,209

(a)	With the approval of the Board effective October 31, 2021, the Fund's fiscal year end was changed from February 28 to October 31.
(b)	Calculated using average common shares outstanding.
(c)	Please see Note 9 in the accompanying Notes to Financial Statements for additional information.
(d)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns does not reflect sales load or brokerage commissions, if any, and are not annualized.
(e)	Annualized.
(f)	The Investment Adviser (See Note 1 and Note 5) has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investor relations services, other investment-related costs, leverage expenses, extraordinary expenses, other expenses not incurred in the ordinary course of such Fund’s business, and expenses of any counsel or other persons or services retained by such Fund’s trustees who are not interested persons) subject to possible recoupment by the Investment Adviser within three years of being incurred.
(g)	Asset coverage ratios, is presented to represent the coverage available to each $1,000 of borrowings. The Asset coverage ratio per $1,000 of debt is presented to represent the coverage available to each $1,000 of borrowings. Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

Annual Report | October 31, 2021	31

Saba Capital Income & Opportunities Fund	Notes to Financial Statements
October 31, 2021

NOTE 1 — ORGANIZATION

Saba Capital Income & Opportunities Fund (the “Fund”), a Massachusetts business trust, is registered under the 1940 Act, as a closed-end, management investment company. The Fund seeks to provide investors with a high level of current income, with a secondary goal of capital appreciation. The Fund’s investment objective is to invest in High Yield credit on a non-diversified basis. The Fund will also opportunistically invest in other products, such as, closed-end funds and special purpose acquisition companies. The Fund may also use derivatives where it believes it can achieve attractive risk-adjusted returns seeking to reduce portfolio risk.

Saba Capital Management, L.P. (the “Investment Adviser”), a Delaware limited partnership, serves as the investment adviser to the Fund.

A Special Meeting of Shareholders was held on May 24, 2021. The results, which have been certified by the independent Inspector of Election, show that all proposals presented at the Special Meeting passed. The following changes were effective as of close of business on June 4, 2021.

The approval of a new investment management agreement between the Fund and Saba Capital Management, which received support from approximately 95% of all votes cast.

The removal of the Fund’s fundamental investment restriction relating to investing in warrants.

The removal of the Fund’s fundamental investment restriction relating to purchasing or selling equity securities, engaging in short-selling and the use of certain option arrangements.

The removal of the Fund’s fundamental investment restriction relating to investing in other investment companies.

Changing the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified”; and

A change of the Fund’s investment objective and to make the investment objective non-fundamental.

The approval of the new management agreement was preceded by the selection of Saba Capital Management by the Fund’s Board of Trustees to serve as the new investment manager to the Fund. Saba Capital Management has assumed responsibility for providing investment management services to the Fund effective as of close of business on June 4, 2021.

With the approval of the Board effective October 31, 2021, the Fund's fiscal year end was changed from February 28 to October 31. Therefore, the Statement of Operations and Financial Highlights do not represent a full year of activity.

In connection with the transition to Saba Capital Management, the Fund’s name was changed from Voya Prime Rate Trust (New York Stock Exchange (the “NYSE”) ticker symbol PPR) to Saba Capital Income & Opportunities Fund. The common shares of the Fund continue to be listed on the NYSE under the new ticker symbol “BRW”.

Shareholder Meeting

On September 24, 2021, the Funds held their annual meeting of Shareholders for the purpose of voting on a proposal to elect Trustees of the Funds. 93,269,842 of the 121,512,358 shares outstanding voted (76.76%).

The results of the proposal for each were as follows:

Trustees/Directors	Vote	Shares Voted	% Voted	% of Total Outstanding
Aditya Bindal	For	74,623,231	80%	61%
	Withheld	18,646,611	20%	15%
Karen Caldwell	For	88,574,651	95%	73%
	Withheld	4,695,191	5%	4%
Ketu Desai	For	88,808,460	95%	73%
	Withheld	4,461,382	5%	4%
Kieran Goodwin	For	87,098,602	93%	72%
	Withheld	6,171,240	7%	5%
Thomas Bumbolow	For	88,798,144	95%	73%
	Withheld	4,471,698	5%	4%
Andrew Kellerman	For	74,676,754	80%	61%
	Withheld	18,593,088	20%	15%

32

Saba Capital Income & Opportunities Fund	Notes to Financial Statements
October 31, 2021

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and are stated in U.S. dollars. The Fund is considered an investment company under Accounting Standard Codification (“ASC”) 946, “Financial Services – Investment Companies”, and follows the accounting and reporting guidance therein. The preparation of financial statements requires management to make estimates and assumptions that affect the amounts in the financial statements and accompanying notes. Actual results could differ from these estimates and the differences may be material.

The Fund is open for business every day the NYSE opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per Common Share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per Common Share of the Fund is calculated by dividing the value of the Fund's assets plus all cash and other assets (including accrued expenses but excluding capital and surplus) attributable to the Common Shares by the number of Common Shares outstanding. The NAV per Common Share is made available for publication. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.

A. Senior Loan and Other Security Valuation. Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

B. Fair Value Measurement. Investments held by the Fund are recorded at fair value in accordance with ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Investment Adviser has established and documented procedures (the “Valuation Policy”) that provide for fair value measurements that are fair, consistent, and verifiable. The Investment Adviser has designated a Valuation Committee (the “Committee”) to oversee the valuation of the Fund’s investment portfolio. The Committee is led by the Chief Financial Officer and is comprised of the Chief Operating Officer/ Chief Compliance Officer, the Fund Accounting team, the Chief Risk Officer (Fund Trustee), the President (Fund Trustee) and the Director of Operations, all of whom are independent of the Fund’s portfolio investment decisions. Additionally, Portfolio Managers, whose roles are limited to providing insight into recent trade activity and overall market performance, are also members of the Committee. The majority of Committee members are independent of the Fund’s portfolio investment decisions. The Committee meets on a monthly basis and is responsible for compliance and consistent application of the Valuation Policy.

ASC 820 establishes a hierarchical disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level 1 – Quoted prices available in active markets for identical financial instruments as of the reporting date. An active market for the financial instrument is a market in which transactions for the financial instrument occur with sufficient frequency and volume to provide pricing information on an ongoing basis, as well as at the reporting date. Investments classified within Level 1 primarily include money market funds, common stocks, closed end funds, and special purpose acquisition companies. The Investment Adviser does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Annual Report | October 31, 2021	33

Saba Capital Income & Opportunities Fund	Notes to Financial Statements
October 31, 2021

Level 2 – Consists of financial instruments fair valued using inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. This category includes pricing inputs that are quoted prices for similar financial instruments in active markets or quoted prices for similar or identical financial instruments in markets that at times may not meet the definition of active. Derivatives are valued using observable inputs, such as quotations received from third party service providers, counterparties, dealers or brokers, whenever available and considered reliable. In instances where models are used, the value of a derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. If inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Level 3 – Pricing inputs that are unobservable for the financial instrument and includes situations where there may be little, if any, market activity for the financial instrument. The inputs into the determination of fair value could require significant management judgment or estimation. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Adviser. The Investment Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Investment Adviser’s perceived risk of that instrument.

The following table summarizes the valuation of the Fund’s financial instruments in accordance with the above fair value hierarchy levels as of October 31, 2021. Refer to the portfolio of investments for additional details.

Saba Capital Income & Opportunities Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs(a)	Total
Corporate Bonds	$–	$24,903,544	$–	$24,903,544
Senior Loans	–	150,981,755	–	150,981,755
Common Stock	421,150	2,898,858	–	3,320,008
Closed End Funds	26,916,510	–	–	26,916,510
Special Purpose Acquisition Companies	196,059,324	–	986,159	197,045,483
Preferred Stock	–	1,121,887	–	1,121,887
Warrants	240,608	118,984	–	359,592
Rights	39,256	–	–	39,256
Short Term Investments	5,883,093	–	–	5,883,093
Total	$229,559,941	$180,025,028	$986,159	$410,571,128

*	For detailed sector descriptions, see the accompanying Schedule of Investments.

(a)	All Level 3 investments were valued using unadjusted prices provided by independent third party valuation specialists. The following is a reconciliation of Level 3 investments.

	Special Purpose Acquisition Companies	Total
Balance as of February 28, 2021	$–	$–
Accrued discount/ premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	985,950	985,950
Purchases	209	209
Sales Proceeds	–	–
Transfer into Level 3	–	–
Transfer out of Level 3	–	–
Balance as of October 31, 2021	$986,159	$986,159
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2021	$985,950	$985,950

34

Saba Capital Income & Opportunities Fund	Notes to Financial Statements
October 31, 2021

C. Security Transactions and Revenue Recognition. Investment transactions are recorded on a trade-date basis. Dividend income and expense are recorded on the ex-dividend date. Interest income and expense are recorded on the accrual basis and include the amortization/accretion of premiums and discounts on fixed income securities using the effective interest method. Dividend and interest income are recorded net of applicable withholding taxes. Realized gains and losses from security transactions are computed on the basis of the identified cost of the securities sold or covered. Unrealized gains and losses are recognized in net change in unrealized appreciation (depreciation) on securities and foreign currency translation on the statement of operations. Expenses are recorded on the accrual basis as incurred.

D. Foreign Currency Translation. Assets and liabilities, including investments, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the closing rates of exchange on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.
(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars at the rates of exchange prevailing on the dates of such transactions. Net realized currency translation gains or losses include the effects of currency movements between trade and settlement dates on investment transactions and the difference between amounts actually received or paid upon settlement. The Fund does not isolate that portion of the results of operations arising from the changes in foreign exchange rates from changes in market prices of investments held. Such fluctuations are included in either net realized gains (losses) on securities and derivative transactions or net change in unrealized appreciation (depreciation) on securities and derivative transactions in the statement of operations. Foreign currency translation gains and losses on assets and liabilities (excluding investments) are included in either net realized gains (losses) on securities transactions or net change in unrealized appreciation (depreciation) on securities transactions.

E. Forward Foreign Currency Contracts. The Fund has entered into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward foreign contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the respective Portfolio of Investments.

For the period ended October 31, 2021, the Fund had an average quarterly contract amount on forward foreign currency contracts to buy and sell of $610,000 and $5,923,250 respectively. As of October 31, 2021 there were no open forward currency contract positions.

F. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax periods in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

G. Distributions to Common Shareholders. The Fund will make monthly distributions to shareholders at an initial annual minimum fixed rate of 8.00%, based on the average monthly net asset value of the Fund’s common shares. The Fund will calculate the average net asset value from the previous month based on the number of Business Days in that month on which the net asset value is calculated. The distribution will be calculated as 8.00% of the previous month’s average net asset value, divided by twelve. The Fund will generally distribute amounts necessary to satisfy the Fund’s plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code. The plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the net asset value of the Fund’s common shares, but there is no assurance that the plan will be successful in doing so.

Under the managed distribution plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute capital gains and/or return of capital in order to maintain its managed distribution rate. No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s managed distribution plan. The Board may amend the terms of the plan or terminate the plan at any time. The amendment or termination of the plan could have an adverse effect on the market price of the Fund’s common shares. The plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

Annual Report | October 31, 2021	35

Saba Capital Income & Opportunities Fund	Notes to Financial Statements
October 31, 2021

H. Dividend Reinvestments. Pursuant to the Fund’s Shareholder Reinvestment Program (the “Program”), ALPS Fund Services, Inc. (“ALPS”), the Program administrator, purchases, from time to time, shares of beneficial interest of the Fund on the open market to satisfy dividend reinvestments. Such shares are purchased on the open market only when the closing sale or bid price plus commission is less than the NAV per share of the Fund’s Common Shares on the valuation date. If the market price plus commissions is equal to or exceeds NAV, new shares are issued by the Fund at the greater of (i) NAV or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

I. Share Offerings. The Fund issues shares under various shelf registration statements, whereby the net proceeds received by the Fund from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

J. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS

For the period ended October 31, 2021, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $391,020,954 and $578,585,999, respectively. The fair value of these assets is established as set forth in Note 2.

At October 31, 2021, the Fund held senior loans valued at $150,981,755 representing 35.97% of its total net assets. The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower, and are typically acquired through an assignment of another lender’s interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors the collateral securing the loan. In the event that the lead lender becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

At October 31, 2021 the Fund held corporate bonds valued at $24,903,544 representing 5.93% of its total net assets. Changes in short-term market interest rates will directly affect the yield on variable rate notes. If short-term market interest rates fall, the yield on variable rate notes will also fall. To the extent that the interest rate spreads on loans in the Fund's portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.

Certain common and preferred stock, and stock purchase warrants held in the portfolio were acquired in conjunction with loans held by the Fund. Certain stocks and warrants are restricted and may not be publicly sold without registration under the 1933 Act, or without an exemption under the 1933 Act. In some cases, these restrictions expire after a designated period of time after issuance of the shares or warrants.

At October 31, 2021, the Fund held SPACs valued at $197,045,483 representing 46.95% of its total net assets. A SPAC is a publicly traded company formed for the purpose of raising capital through an initial public offering to fund the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination, of one or more operating businesses that are typically not publicly-listed. Following the acquisition of a target company, a SPAC's management team may exercise control over the management of the combined company in an effort to increase its value. Often now, though, management of the target company will continue to manage the now publicly-traded business subsequent to completion of its business combination with the SPAC. Capital raised through the initial public offering of securities of a SPAC is typically placed into a trust account until acquired business combination is completed or a predetermined period of time (typically 24 months) elapses. Shareholders in a SPAC would receive a return on their investment in the event that a target company is acquired and the combined publicly-traded company's shares trade above the SPAC's initial public offering ("IPO") price, or alternatively, the market price at which an investor acquired a SPAC's shares subsequent to its IPO. In the event that a SPAC is unable to locate and acquire a target business by the timeframe established at the time of its IPO, the SPAC would be forced to liquidate its assets, which may result in losses due to the expenses and liabilities of the SPAC, to the extent third-parties are permitted to bring claims against IPO proceeds held in the SPAC's trust account.

36

Saba Capital Income & Opportunities Fund	Notes to Financial Statements
October 31, 2021

At October 31, 2021, the Fund held Closed End Mutual Funds valued at $26,916,510 representing 6.41% of its total net assets. A closed-end fund (“CEF”) or closed-ended fund is a collective investment issuing a fixed number of shares which are not redeemable from the fund. Shares can be purchased and sold in the market and are subject to market fluctuations.

The Fund may invest in warrants. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. The leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, as a complete loss of the amount invested in the warrant may result in the event of a decline in the value of the underlying security. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security. As of October 31, 2021, the Fund held warrants totaling $359,592.

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Fund, if any, is reported on the Statement of Operations as Interest expense – margin account. Interest amounts payable, if any, are reported on the Statement of Assets and Liabilities as Interest payable – margin account.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock. Since the Fund intends to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and the Fund’s Portfolio Turnover in the Financial Highlights.

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 1.05% of the Fund’s managed assets. For purposes of the Management Agreement, managed assets (“Managed Assets”) are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

Annual Report | October 31, 2021	37

Saba Capital Income & Opportunities Fund	Notes to Financial Statements
October 31, 2021

NOTE 5 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investor relations services, other investment-related costs, leverage expenses, extraordinary expenses, other expenses not incurred in the ordinary course of such Fund’s business, and expenses of any counsel or other persons or services retained by such Fund’s trustees who are not interested persons, to 1.05% of Managed Assets plus 0.15% of average daily net assets.

The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

Fees and expenses waived by the previous advisor (Voya Investments, LLC) prior to June 4, 2021 are no longer recoupable. As of October 31, 2021, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser and the related expiration dates are as follows:

October 31, 2022	October 31, 2023	October 31, 2024	Total
$–	$–	$258,145	$258,145

The expense limitation agreement is contractual through July 1, 2022 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 6 — TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES

At October 31, 2021, entities advised by Saba Capital Management owned approximately 12.94% of the Fund.

The previous advisor (Voya Investments, LLC) engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 under the 1940 Act. For the period ended October 31, 2021, the Fund engaged in such purchase and sale transactions totaling $400,000 and $400,000, respectively.

NOTE 7 — COMMITMENTS

Effective July 20, 2021, the Fund has entered into a revolving credit agreement, collateralized by assets of the Fund, to borrow up to $200,000,000 million maturing July 19, 2022. Borrowing rates under this agreement are based on a fixed spread over LIBOR, and a commitment fee is charged on the unused portion. The amount of borrowings outstanding at October 31, 2021, was $50,000,000. The weighted average interest rate on outstanding borrowings at October 31, 2021 was 0.83%, excluding fees related to the unused portion of the facilities, and other fees. The amount of borrowings represented 10.31% of total assets at October 31, 2021. Average borrowings for the period ended October 31, 2021 were $20,559,449 and the average annualized interest rate was 0.86% excluding other fees related to the unused portion of the facility, and other fees.

NOTE 8 — TENDER OFFER

On June 21, 2021, the Fund announced that it would purchase for cash up to 30% of the Fund's shares, at a price equal to 99% of the Trust's NAV per share as determined as of the close of the regular trading session of the NYSE on July 19, 2021 (the "Tender Offer"). On July 19, 2021, 36,453,372 shares were accepted for repurchase by the Fund in accordance with the terms of the Tender Offer. The shares were repurchased at a price of $4.851 per share, or 99% of the Fund's NAV. The Tender Offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 48.43%) in accordance with the terms of the Tender Offer.

38

Saba Capital Income & Opportunities Fund	Notes to Financial Statements
October 31, 2021

NOTE 9 — CAPITAL SHARES

As of October 31, 2021 there were 85,058,986 shares issued and outstanding. Transactions in capital shares and dollars were as follows:

Year or period ended	Shares repurchased	Shares repurchased in tender offer	Net increase (decrease) in shares outstanding	Shares repurchased	Shares repurchased in tender offer	Net increase (decrease)
	#	#	#	($)	($)	($)
10/31/2021	(329,217)	(36,453,372)	(36,782,589)	(1,536,542)	(176,835,308)	(178,371,850)
2/28/2021	(4,369,649)	(21,576,552)	(25,946,201)	(18,727,020)	(104,862,043)	(123,589,063)

Share Repurchase Program

Prior to June 4th, 2021 the previous advisor (Voya Investments, LLC) had a repurchase plan, pursuant to an open-market share repurchase program, the Fund could purchase up to 10% of its stock in open-market transactions. The amount and timing of any repurchases under the prior repurchase program were at the discretion of the Fund’s management, subject to market conditions and investment considerations. The Fund may in the future elect to implement a new share repurchase program, the terms and conditions of which would be subject to approval by its Board of Trustees. To the extent it implements such a plan, there can be no assurance that the Fund would purchase shares at any particular discount level or in any particular amounts. In addition, any repurchases made under a new share repurchase program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. There can be no assurance when or if such a new repurchase program may be implemented.

The share repurchase program sought to enhance shareholder value by purchasing shares trading at a discount from their NAV per share. The open-market share repurchase program did not obligate the Fund to repurchase any dollar amount or number of shares of its stock.

For the period ended October 31, 2021, the Fund repurchased 36,782,589 shares, representing approximately 30% of the Fund’s outstanding shares for a net purchase price of $178,371,850.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, capital loss carryforwards, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax character of the distributions paid during the tax periods ended February 28, 2021 and October 31, 2021, were as follows:

	October 31, 2021	February 28, 2021
Distributions Paid From:
Ordinary Income	$6,017,351	$25,024,961
Net Long-Term Capital Gain	–	–
Return of Capital	10,729,227	1,234,296
Total Distributions Paid	$16,746,578	$26,259,257

Annual Report | October 31, 2021	39

Saba Capital Income & Opportunities Fund	Notes to Financial Statements
October 31, 2021

As of the period ended October 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Saba Capital Income & Opportunities Fund
Undistributed ordinary income	$–
Accumulated capital and other losses	(165,080,682)
Unrealized Appreciation (Depreciation)	(164,608)
Distributable Earnings (Loss)	–
Total	$(165,245,290)

At October 31, 2021, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost on investments for federal income tax purposes were as follows:

Saba Capital Income & Opportunities Fund
Cost of investments for income tax purposes	$410,693,720
Gross appreciation (excess of value over tax cost)	$6,386,181
Gross depreciation (excess of tax cost over value)	(6,508,773)
Net depreciation of foreign currency and derivatives	(42,016)
Net unrealized depreciation	$(164,608)

The differences between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of the period ended October 31, 2021, the Fund had non-expiring accumulated capital loss carryforwards as follows:

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Fund	Short Term	Long Term	Total
Saba Capital Income & Opportunities Fund	$22,417,272	$142,663,410	$165,080,682

During the period ended October 31, 2021, the Fund utilized $970,460 of capital loss carryovers.

The Fund’s major tax jurisdictions are U.S. federal and New York State.

As of October 31, 2021, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 11 — LIBOR

Certain Senior Loans may be based on floating rates, such as LIBOR. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR after 2021. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021. Prior to 2021, it is expected that market participants will focus on the transition mechanisms by which references to LIBOR in existing contracts or instruments may be amended. Nonetheless, the termination of LIBOR presents risks to an Underlying Fund. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The risks associated with the above factors, including decreased liquidity, are heightened with respect to investments in LIBOR-based products that do not include a fallback provision that addresses how interest rates will be determined if LIBOR stops being published. Even with some LIBOR-based instruments with fallback provisions providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the affected securities or payments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, when LIBOR is discontinued, the successor reference rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons. All of the aforementioned may adversely affect the Fund’s performance or NAV.

40

Saba Capital Income & Opportunities Fund	Notes to Financial Statements
October 31, 2021

NOTE 12 — MARKET DISRUPTION

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022.

NOTE 14 — SUBSEQUENT EVENTS

Subsequent to October 31, 2021, the fund paid the following dividends:

Per Share Amount	Declaration Date	Record Date	Payable Date
$0.033	10/29/21	10/10/21	10/23/21
$0.033	11/30/21	12/10/21	12/23/21

On December 17, 2021 the Board of Trustees approved an increase in the annual targeted distribution yield under the Fund's managed distribution plan from 8% to 12%. Accordingly, beginning with the first distribution declared in January 2022, the Fund will make monthly distributions to shareholders at an annual minimum fixed rate of 12%.

Annual Report | October 31, 2021	41

Saba Capital Income & Opportunities Fund	Additional Information
October 31, 2021

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) on the Fund’s website at www.sabacef.com and (2) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended October 31 is available without charge on the Fund’s website at www.sabacef.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.sabacef.com.

42

Saba Capital Income & Opportunities Fund	Trustees and Officers
October 31, 2021

INDEPENDENT TRUSTEES

Name, Address[1] and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Independent Nominees
Thomas Bumbolow DOB: 05/17/1976	Trustee	Since January 2021	Mr. Bumbolow currently serves as the head of business development at Midwest Holding (MWDT), an insurance company which blends innovative reinsurance capabilities with an elite asset management business. Mr. Bumbolow also serves as advisor to Capital2markets, a tech-based broker/dealer, Limitless Ventures, a venture impact capital fund, and Vchromatix, a private technology company. Mr. Bumbolow is the co-Founder of protoCapital, a merchant bank that operated from 2017-2020. Mr. Bumbolow has 20 years of experience at JPMorgan Chase, where he held various roles in fixed-income sales and trading from 1997-2017. He has been a board member of Stepping Stones Museum for Children since 2018.	1	Stepping Stones Museum
Karen Caldwell DOB: 01/22/1959	Trustee	Since July 2020	Karen Caldwell has served as the Chief Financial Officer of Reform Alliance since 2019. Previously, Ms. Caldwell served as the Chief Financial Officer and Treasurer of the NHP Foundation, a non for profit dedicated to increasing housing affordability, from 2018 to 2019. From 2016 to 2018, Ms. Caldwell served as the Chief Financial Officer and Executive Vice President of the New York City Housing Authority. Prior to such position, she served as the president of Hanseatic Management Services, Inc., an asset management company, from 2015 to 2016.	1	None
Ketu Desai DOB: 07/02/1982	Trustee	Since July 2020	Ketu Desai has served as the founding partner and Principal of i-squared Wealth Management, Inc., a private wealth investment management firm, since 2016.	1	None
Kieran Goodwin DOB: 07/30/1969	Trustee	Since July 2020	Kieran Goodwin is the founder of Hidden Truth, a mobile application game. Previously, he served as the co-founder and Portfolio Manager of Panning Capital Management, LLC, a hedge fund with $2.5 billion AUM at its peak, from 2012 to 2019.	1	None

[1]	The mailing address for each Independent Trustee is 405 Lexington Avenue, 58th Floor, New York, NY 10174.

Annual Report | October 31, 2021	43

Saba Capital Income & Opportunities Fund	Trustees and Officers
October 31, 2021

INTERESTED TRUSTEES

Name, Address[1] and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Nominee who is an “Interested Person”[3]
Aditya Bindal DOB: 03/10/1976	Trustee	Since July 2020	Aditya Bindal has served as Chief Risk Officer of Saba Capital Management, L.P. since 2018, prior to which he served as Chief Risk Officer at Water Island Capital (“Water Island”), an event-driven investment firm with over $2.5 billion in AUM, from 2015 to 2018.	1	GIM
Andrew Kellerman DOB: 09/22/1965	Trustee	Since July 2020	Andrew Kellerman has served as Partner, President and Head of Business Development of Saba Capital Management, L.P. since 2018. Prior to joining Saba, Mr. Kellerman served as a Managing Director and Head of Distribution for the Private Institutional Client group within Alex. Brown & Sons where he was responsible for placement of boutique funds and private direct investments from 2017 to 2018. Prior to Alex. Brown, Mr. Kellerman served as a Managing Partner of Measure 8 Venture Partners, a diversified private capital fund focused on opportunities in emerging industries, from January 2017 to November 2017. Previously, Mr. Kellerman served as a Managing Director and Head of Business Development with Vertical Knowledge supplying open source data and analytics for the defense, financial services, and commercial markets from 2014-2016.	1	None

[1]	The mailing address for each Interested Trustee is 405 Lexington Avenue, 58th Floor, New York, NY 10174.

OFFICERS

Name, Address[1] and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Boaz Weinstein DOB: 06/06/1973	President	Since May 2021	CIO of Saba Capital
Pierre Weinstein DOB: 04/07/1975	Chief Executive Officer	Since May 2021	Portfolio Manager at Saba Capital
Michael D’Angelo DOB: 09/08/1978	Secretary	Since May 2021	COO and General Counsel at Saba Capital
Patrick Keniston[2] DOB: 01/18/1964	CCO	Since June 2021	Managing Director, Foreside Fund Services, LLC (since 2008)
Troy Statczar[2] DOB: 08/31/1971	PFO, Treasurer	Since June 2021	Senior Director, Foreside Treasurer Services since 2020 - Foreside Financial Group; Director of Fund Administration (2017-2019) - Thornburg Investment Management, Inc.; Director of U.S. Operations (2008-2017) - Henderson Global Investors N.A., Inc.
Nitin Sapru DOB: 12/07/1980	VP	Since May 2021	CFO at Saba Capital

[1]	Unless otherwise indicated, the mailing address for each officer is 405 Lexington Avenue, 58th Floor, New York, NY 10174.
[2]	Patrick Keniston's and Troy Statczar’s address is Foreside Fund Officer Services, LLC, 3 Canal Plaza, Suite 100, Portland, ME 04101.

44

This material must be accompanied or preceded by a prospectus.

(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Karen Caldwell is the sole Audit Committee Financial Expert, as defined in Item 3 of Form N-CSR. Ms. Caldwell, is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal period ended October 31, 2021 and fiscal year ending February 28, 2021 and the amount of fees that the previous independent public accounting firm billed to the Fund during the Fund’s fiscal period ended October 31, 2021 and fiscal year ending February 28, 2021.

(a)	Audit Fees (1): The aggregate fees billed for each of the last two fiscal years for professional services rendered by EY, the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $62,300 for the period ended October 31, 2021 and $62,300 for the year ended February 28, 2021.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the period ended October 31, 2021 and $0 for the year ended February 28, 2021.

(c)	Tax Fees (2): The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $12,500 for the period ended October 31, 2021 and $7,800 for the year ended February 28, 2021. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees (3): The aggregate fees billed in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the period ended October 31, 2021 and $0 for the year ended February 28, 2021.

(1) For the fiscal year ended February 28, 2021 the previous independent public accounting firm billed $0 for Audit Fees.

(2) For the fiscal year ended February 28, 2021 the previous independent public accounting firm billed $136 for Tax Fees.

(3) For the fiscal year ended February 28, 2021 the previous independent public accounting firm billed $0 for All Other Fees.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee..

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal period ending October 31, 2021 and fiscal year ending February 28, 2021; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	10/31/2021	02 /28/2021(1)
Saba Capital Income & Opportunities Fund	$12,500	$7,800
Saba Capital Management/Voya Investments, LLC	$0	$16,501,954

(1)	For the year ended February 28, 2021, the previous independent public accounting firm billed the Registrant $136 for Non-Audit Fees

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

Item 5. Audit Committee of Listed Registrants

a.	The registrant has a separately-designated standing audit committee. The members of the Committee are Thomas Bumbolow, Karen L. Caldwell, and Ketu Desai.

Item 6. Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The SEC adopted Rule 206(4)-6 under the Advisers Act, requiring registered investment advisers that exercise voting authority over client securities to implement proxy voting policies. Saba Capital has adopted proxy voting policies and procedures to ensure compliance with the Advisers Act. Saba Capital’s policy is to vote in a manner that serves the best interests of the clients. Except as set forth below, the firm has engaged BroadRidge Financial Solutions, Inc. to compile and vote all proxy ballots on behalf of the Saba Capital, using specific guidelines and recommendations provided by Glass, Lewis & Co., LLC (“Glass Lewis”).

Saba Capital may, from time to time, determine that it is in the best interests of its clients to either depart from specific Glass Lewis recommendations and/or vote shares held in the same proportion as the vote of all other holders of the securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Trust’s portfolio:

Boaz Weinstein, Founder & CIO, employed by Saba Capital Management since 2009

Paul Kazarian, Portfolio Manager, employed by Saba Capital Management since 2013

Pierre Weinstein, Portfolio Manager, employed by Saba Capital Management since 2009

Other Accounts Managed

The following table show the number of accounts and total assets in the accounts with respect to which the advisory fee is based on the performance of the account managed by the portfolio managers of the Fund as of November 1, 2021, unless otherwise indicated.

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(1)
Boaz Weinstein	2 Accounts $0 Total Assets	11 Accounts $ 2,870,503,796 Total Assets	5 Accounts $284,205,534 Total Assets
Paul Kazarian	2 Accounts $ 0 Total Assets	10 Accounts $ 431,405,196 Total Assets	4 Accounts $ 66,017,450 Total Assets
Pierre Weinstein	2 Accounts $ 0 Total Assets	11 Accounts $ 943,490,948 Total Assets	5 Accounts $ 93,144,609 Total Assets

(1)	The advisory fees are based in part on the performance for each account.

(a)(2)(iv) Conflicts of Interest

Saba Capital and its affiliates accept performance-based fees from certain Clients. In addition, Saba Capital manages another Client account that is only charged sub-advisory fees and is not charged performance fees. Clients should be aware that performance fee arrangements may create a conflict of interest for Saba Capital, as they could create an incentive for Saba Capital to make investments that are riskier or more speculative than it would otherwise make absent a performance fee.

In the allocation of investment opportunities, performance-based compensation arrangements may also create an incentive to favor accounts from which Saba Capital may receive greater performance-based compensation over accounts from which Saba Capital may receive less performance-based compensation. Consistent with its fiduciary obligations, Saba Capital has a policy of allocating investment opportunities on a fair and equitable basis measured over time.

(a)(3) Compensation

The firm pays a base salary (fixed) and discretionary bonus (variable) measured by the contributions of the particular employee as well as the success of the firm. The firm also provides sick days, short term disability, bereavement, jury duty/voting, military leave and medical leave, as well as paid parental (maternity and paternity) leave. The firm also provides employees with a robust benefits package which includes 100% employer covered health, dental & vision insurance in addition to other ancillary benefits. Partners of the firm receive compensation based on their level of equity ownership in the firm which can be increased on a discretionary basis.

(a)(4) Ownership of Securities

The following table shows the dollar range of shares of the Trust owned by each team member as of October 31, 2021, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Ownership:

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Boaz Weinstein	None
Paul Kazarian	None
Pierre Weinstein	None

(b) None.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
March 1 – March 31, 2021*	329,217	$4.667	329,217	10,079,903
April 1 – April 30, 2021	N/A	N/A	N/A	N/A
May 1 – May 31, 2021	N/A	N/A	N/A	N/A
June 1 – June 30, 2021	N/A	N/A	N/A	N/A
July 1 – July 31, 2021**	36,453,372	$4.851	36,453,372	N/A
August 1 – August 31, 2021	N/A	N/A	N/A	N/A
September 1, 2021 – September 30, 2021	N/A	N/A	N/A	N/A
October 1, 2021 – October 31, 2021	N/A	N/A	N/A	N/A
Total	36,782,589		36,782,589	N/A

*	For the fiscal period ended October 31, 2021, the Fund repurchased 329,217 shares, representing approximately 3.9% of the Fund’s outstanding shares for a net purchase price of $1,536,542. The repurchase program of the Fund ended March 31, 2021.

**	As reflected in the notes to the financial statements in the Registrant’s Certified Shareholder Report on Form N-CSR for the period ended August 31, 2021, and in the press release issued by the Registrant on July 22, 2021, the Registrant conducted a tender offer for up to 30% of its outstanding common stock at a price equal to 99% of its net asset value per share (“NAV”) as determined on the date the tender offer expired. Under the terms of the tender officer, the Registrant accepted 36,453,372 shares for payment at a price equal to $4.851 per share, which represents 99% of the Fund’s NAV as of July 19, 2021, the date the tender offer expired.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)      Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)      There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to this report.

(a)(4)	Not applicable to this report.

(a)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SABA CAPITAL INCOME & OPPORTUNITIES FUND

By:	/s/ Pierre Weinstein
Pierre Weinstein (Principal Executive Officer)
Chief Executive Officer

Date:	January 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SABA CAPITAL INCOME & OPPORTUNITIES FUND

By:	/s/ Pierre Weinstein
Pierre Weinstein (Principal Executive Officer)
Chief Executive Officer

Date:	January 3, 2022

By:	/s/ Troy Statczar
Troy Statczar (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	January 3, 2022